Expedition Funds GUIDING YOUR WAY 2002 Annual Report

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EXPEDITION FUNDS(R)
Table of Contents

Letter to Our Shareholders .........    1
Management's Discussion and Analysis    4
Independent Auditor's Report .......   14
Statements of Net Assets ...........   15
Statements of Operations ...........   51
Statements of Changes in Net Assets    54
Financial Highlights ...............   58
Notes to Financial Statements ......   64
Trustees of the Trust ..............   74
Notice to Shareholders .............   78

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Shares  of the  Expedition  Funds  are not  deposits  of or  obligations  of, or guaranteed or endorsed by Compass Bank, Compass Bancshares, Inc. or any of their affiliates, or any bank, and are not obligations of, guaranteed by or insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

An investment in shares of the Funds involves investment risk, including the possible loss of all or a portion of the principal invested, and the investment return and value of shares of the Funds will fluctuate so that an investment, when liquidated, may be worth more or less than the original cost.

Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Expedition Money Market Fund or Tax-Free Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Compass Bank serves as investment advisor and custodian to the Expedition Funds, and Compass Bank and various of its affiliates may provide various services to the Funds, for which investment advisory, custodian and other services Compass Bank and/or such other affiliates are entitled to receive compensation.
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




LETTER TO OUR SHAREHOLDERS



November 16, 2002

Dear Shareholder:

Now that we have endured perhaps the most difficult year for our nation and our economy since World War II, we look back with a combination of sadness, relief, and pride.

We are deeply saddened by the terrible loss of innocent life on September 11, 2001, and those casualties among our brave military personnel serving in Operation Enduring Freedom. The wounds of the sudden and heinous terrorist attacks will never fully heal, and our hearts go out especially to the families of those who have lost loved ones in the past year.

We are relieved to have simply closed the books on such a traumatic twelve-month period, and hope that we never see its like again. Even so, it is gratifying to note that Americans found new sources of inner strength during this difficult time, and that our nation has responded with a resurgence of patriotism and community service.

And finally, we are proud to be part of a nation in which heroes emerge from everyday life, and that has the means to overcome even the most dire threats with strength and decency. America continues to stand as a beacon of hope and freedom around the world - even more so after our forceful response to global terrorism and treachery.

FINANCIAL TRAUMAS

The financial markets, already rocked by terrorism and the potential for conflict in Iraq, experienced their own form of trauma during the year through several truly shocking corporate scandals.

The list of culprits is long, encompassing such well-known names as Enron, Arthur Andersen, WorldCom, Global Crossing, Qwest, Adelphia, AOL Time Warner, and Tyco. The nature of the scandals ranged from overstated earnings, to hidden liabilities, to outright theft. Together, they helped wipe out tens of billions of dollars in shareholder value, and contributed to a climate of mistrust throughout the financial community.

Late in the year, a series of indictments, along with new rules that hold top executives personally responsible helped to restore confidence. But much stronger action is still needed to fully ensure that all future financial statements will be open and trustworthy.

WEAKNESS IN STOCKS. STRENGTH IN BONDS

In the face of so much bad news, stocks turned in their worst performance in decades, with the leading averages dropping to levels not seen in five years. However, as the fiscal year came to a close, a gradual recovery was clearly underway.

With corporate profits showing surprising strength and continued low levels of unemployment and inflation, investors cautiously moved back into the markets. And while it will probably take years for the stocks to return to their previous peaks, there was at last some reason to hope that the worst might be over.


                                                              OCTOBER 31, 2002 1

LETTER TO OUR SHAREHOLDERS (CONCLUDED)



As they often do during uncertain times, bonds performed well, outpacing stocks for the third fiscal year in a row. Having already moved higher for much of the year, bonds were given an added boost in October, 2002 when the Federal Reserve Board unexpectedly cut short-term interest rates by half a percentage point, to a microscopic 1.25 percent.

While this move was positive for bonds and for the economy, the Federal Reserve Board is clearly running low on ammunition. As a result, bond investors are now left to wonder where any additional stimulus will come from.

In the money markets, low short-term rates resulted in equally low annual returns. However, money market investors can at least take comfort in the fact that a even single-digit positive is better than the double-digit negatives delivered by stocks.

COOL UNDER PRESSURE

The true test of any individual is their performance under stress. So we are very pleased with the performance of both our fund managers and our investors during this most stressful year.

Through the worst of the market's performance, Expedition Funds managers maintained their discipline, avoiding the temptation to join in the markets' wholesale selloff. As a result, our equity funds may have experienced temporary setbacks, but they emerged with their portfolios of quality issues largely intact. And they are positioned to participate fully in the recovery that we believe lies ahead.

Likewise, the vast majority of our individual and institutional investors held onto their positions during this trying period. Our investors clearly recognize that a steady, disciplined investment strategy is the key to long-term success. As a result, some used the recent downturn as an occasion to evaluate their overall portfolio allocations, while others took the opportunity to add new assets while values were relatively low.

THE STRENGTH TO MEET ANY CHALLENGE

As we look ahead, we remain optimistic about the future of our nation and its economy. By any measure - whether economic, political, military, or social - America remains the strongest nation on earth. And while we recognize that additional risks and challenges remain, we also believe that we have the means and the ability to meet them.

Therefore, we continue to invest our shareholders' assets with confidence and gratitude, in the firm belief that better and more secure times are ahead. We thank you for allowing us that privilege, and look forward to continuing with you on the road to recovery.
Sincerely,


/s/ Jan Koenig
Jan Koenig
Compass Bank Asset Management Group
Chief Investment Officer

2 OCTOBER 31, 2002

INDEX DEFINITIONS


S&P 500 COMPOSITE INDEX -- An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P 500/BARRA VALUE INDEX -- This index is constructed by dividing the stocks of the S&P 500 Composite Index according to price-to-book ratio. It contains firms with lower price-to-book ratios. The index is capitalization-weighted, meaning that each stock in the index is weighted in proportion to its market value.

S&P 400 MID-CAP INDEX -- This index is a capitalization-weighted index which measures the performance of the mid-range of the U.S. Stock Market. This index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock affecting the index in proportion to its market value.

LEHMAN  INTERMEDIATE   GOVERNMENT/CREDIT   INDEX  --  A  market  value  weighted
performance benchmark for government and Baa and higher rated corporate fixed-rate debt issues with maturities between one and ten years.

LEHMAN MUNICIPAL BOND INDEX -- A broad-based total return index comprised of 8,000 investment grade, fixed rate, tax-exempt bonds with a remaining maturity of at least one year, including state and local general obligation, revenue, insured and pre-refunded bonds.

                                                              OCTOBER 31, 2002 3

EXPEDITION EQUITY FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


For the twelve month period ended October 31, 2002, the Expedition Equity Fund (Institutional Shares) generated a total return of -23.15%. This compares to a -16.25% return for the Lipper Large-Cap Core Funds Average. The Fund seeks to provide growth of capital, with a secondary objective of income and pursues these objectives by investing in a diversified portfolio of common stocks issued by mid and large capitalization companies.

The Fund's underperformance is partially attributable to its policy of remaining fully invested at all times. Other funds moved assets into cash during the year, which helped shield them from the worst of the market's gyrations. However, we continue to believe that such attempts to "time" the market are harmful to long-term performance since they can also cause investors to miss out on unexpected rallies.

Stocks have now delivered negative performance for three consecutive fiscal years. In the year just past, the reasons included economic weakness, corporate accounting scandals, conflicts of interest on Wall Street, and concerns about terrorism and the prospects of war with Iraq.

The manufacturing and capital goods sectors of the markets were particularly weak, due to excess production capacity and slack demand. Within those sectors, the technology and telecommunications industries were the worst performers, suffering from huge overcapacity, declining capital spending, and commodity pricing.

On the positive side, we believe that the markets are currently oversold, with prices near five- to seven-year lows. At the same time, corporate earnings momentum is beginning to improve, making stock valuations look more attractive. In addition, low levels of unemployment, inflation, and interest rates have encouraged strong consumer spending - especially in the critical real estate market.

Looking ahead, the picture is far from clear. Potential negatives for the market include the possibility of global political turmoil, additional acts of terrorism, a slide into recession. In addition, the recent election results point to a period of larger budget deficits due to higher military spending combined with continued tax cuts.

Still, we remain optimistic that our nation will once again prevail against the many challenges it faces, and that the equity markets will reflect the eventual return to peace and prosperity.

4 OCTOBER 31, 2002

EXPEDITION EQUITY FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


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                             EXPEDITION EQUITY FUND
--------------------------------------------------------------------------------

                                                  AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------------
                                                    1 Year            3 Year            5 Year           Inception
                                                    Return            Return            Return            to Date*
-----------------------------------------------------------------------------------------------------------------------
Institutional Shares                               -23.15%           -15.21%          -1.01%               6.26%
-----------------------------------------------------------------------------------------------------------------------
Investment Shares - Class A                        -23.33%           -15.39%          -1.21%**             6.14%**
-----------------------------------------------------------------------------------------------------------------------
Investment Shares - Class A w/load                 -26.39%           -16.53%          -2.01%**             5.67%**
-----------------------------------------------------------------------------------------------------------------------
Investment Shares - Class B                        -23.96%           -16.06%          -1.80%**             5.79%**
-----------------------------------------------------------------------------------------------------------------------
Investment Shares - Class B w/load                 -27.77%           -16.71%          -1.94%**             5.79%**
-----------------------------------------------------------------------------------------------------------------------

COMPARISON  OF CHANGE IN THE VALUE OF A  $10,000  INVESTMENT  IN THE  EXPEDITION
EQUITY FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A OR INVESTMENT SHARES-CLASS B, VERSUS THE S&P 500 COMPOSITE INDEX, THE S&P 400 MID-CAP INDEX, THE LIPPER GROWTH & INCOME FUNDS AVERAGE, AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE.

[LINE CHART OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

               EXPEDITION      EXPEDITION      EXPEDITION
               EQUITY FUND,    EQUITY FUND,    EQUITY FUND,    S&P 500         S&P 400        LIPPER GROWTH    LIPPER
               INSTITUTIONAL   INVESTMENT      INVESTMENT      COMPOSITE       MID-CAP        & INCOME FUNDS   LARGE-CAP CORE
               SHARES          SHARES-CLASS A  SHARES-CLASS B  INDEX           INDEX          AVERAGE          FUNDS AVERAGE
10/93             $10,000        $ 9,600       $10,000         $10,000         $10,000        $10,000          $10,000
10/94              10,033          9,632        10,033          10,386          10,236         10,287           10,262
10/95              11,712         11,243        11,712          13,129          12,407         12,428           12,542
10/96              14,321         13,748        14,321          16,290          14,560         15,151           15,181
10/97              18,209         17,481        18,209          21,520          19,313         19,490           19,414
10/98              21,701         20,868        21,738          26,254          20,607         21,460           22,382
10/99              28,401         27,162        28,159          32,993          24,949         25,241           27,951
10/00              34,642         33,065        34,016          35,003          32,846         27,743           30,452
10/01              22,527         21,457        21,903          26,287          28,757         23,118           22,434
10/02              17,312         16,450        16,655          22,315          27,382         19,835           18,789

* FOR PERIODS PRIOR TO THE INCEPTION OF THE EXPEDITION EQUITY FUND (THE "FUND") ON JUNE 13, 1997, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE EQUITY MODEL COMMON TRUST FUND INTERNALLY MANAGED BY AN AFFILIATE OF THE FUND'S INVESTMENT ADVISOR, ADJUSTED FOR THE MAXIMUM FEE AND EXPENSES OF THE INSTITUTIONAL SHARES OF THE FUND APPLICABLE AT THE INCEPTION OF THE FUND. THE EQUITY MODEL COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THEREFORE, WAS NOT SUBJECT TO CERTAIN RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

** CLASS A SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 24, 1997 AND
   CLASS B SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 16, 1998. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT REPRESENTS PERFORMANCE OF INSTITUTIONAL SHARES. THE PRIOR INSTITUTIONAL SHARES PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE MAXIMUM FRONT-END SALES CHARGES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO CLASS A AND CLASS B SHARES, RESPECTIVELY, BUT DOES NOT REFLECT THE HIGHER RULE 12B-1 FEES FOR EITHER CLASS. HAD THAT ADJUSTMENT BEEN MADE, PERFORMANCE WOULD HAVE BEEN LOWER.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
      SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                                              OCTOBER 31, 2002 5

EXPEDITION EQUITY INCOME FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


For the twelve month period ended October 31, 2002, the Expedition Equity Income Fund (Institutional Shares) generated a total return of -21.66%. This compares to a -13.99% return for the Lipper Large-Cap Value Funds Average for the comparable time period.

The Fund seeks to provide growth of capital, with a secondary objective of income. These objectives are pursued through a diversified portfolio of common stocks issued by mid and large-capitalization companies.

The past fiscal year was another difficult one for the equity markets. A constant flow of negative news from the corporate world - along with equally bad news from geopolitical events - drove the markets to levels not seen since 1997.

As a fund that remains fully invested in a broad spectrum of issues, the Fund felt the full effects of this downturn. In addition, our underperformance of the benchmark is largely attributable to a significant position in Tyco, the manufacturing conglomerate whose reputation was damaged by the greed-driven actions of its senior management team. While this position lost much of its value during the past year, Tyco remains a going concern with real assets, real businesses, and real revenues. Therefore, we are hopeful that our remaining holdings will regain their value over the long run.

On the upside, the Fund held a number of issues that significantly outperformed the market, including Bank of America, Clorox, Hospital Property Trust, Pactiv, Southern Company, and Wachovia.

Looking ahead, we believe that American business still offers enormous opportunities for long-term growth. Unemployment remains low, and consumer spending remains strong. In addition, steps have been taken to improve the integrity of corporate financial reports, helping to restore confidence to the markets.

Therefore, we plan to maintain our strategy of remaining fully invested in all sectors of the market, and avoiding attempts at market timing. And we will proceed with confidence that better times, and better markets, are on the way.


6 OCTOBER 31, 2002

Expedition Equity Income Fund
MANAGEMENT'S DISCUSSION AND ANALYSIS



--------------------------------------------------------------------------------
                          EXPEDITION EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                  AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------
                                                    One Year        Inception
                                                    Return           to Date*
--------------------------------------------------------------------------------
Institutional Shares                                -21.66%         -16.47%
--------------------------------------------------------------------------------
Investment Shares - Class A                         -21.87%         -16.10%
--------------------------------------------------------------------------------
Investment Shares - Class A w/load                  -25.01%         -17.40%
--------------------------------------------------------------------------------
Investment Shares - Class B                         -22.36%         -16.84%
--------------------------------------------------------------------------------
Investment Shares - Class B w/load                  -26.24%         -17.75%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY INCOME FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A OR INVESTMENT SHARES-CLASS B, VERSUS THE S&P 500 COMPOSITE INDEX, THE S&P 500/BARRA VALUE INDEX, AND THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE.

[LINE CHART OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

                     EXPEDITION           EXPEDITION           EXPEDITION
                     EQUITY               EQUITY               EQUITY                                               LIPPER
                     INCOME FUND,         INCOME FUND,         INCOME FUND,                          S&P 500/       LARGE-CAP
                     INSTITUTIONAL        INVESTMENT SHARES-   INVESTMENT SHARES-   S&P 500          BARRA          VALUE FUNDS
                     SHARES               CLASS A              CLASS B              COMPOSITE INDEX  VALUE INDEX    AVERAGE

3/00                 10,000                9,600               10,000               10,000           10,000         10,000
10/00                10,350                9,918               10,302                9,599           10,609         10,600
10/01                 7,556                7,221                7,170                7,209            8,656          9,292
10/02                 5,920                5,642                5,622                6,120            7,290          7,992

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
      SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


                                                              OCTOBER 31, 2002 7

EXPEDITION INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


For the twelve month period ended October 31, 2002, the Expedition Investment Grade Bond Fund (Institutional Shares) generated a total return of 6.88%. This compares to a 3.71% return for the Lipper Intermediate Investment-Grade Debt Objective. The Fund seeks to provide income with relative stability of principal.

Continued uncertainty about the economy, the war on terror, and a potential conflict in Iraq helped carry the bond market to another year of outstanding performance. The Fund participated fully in this rally, posting strongly positive returns.

The Federal Reserve Board was less aggressive than in the previous year, reducing interest rates only in the first and last fiscal quarters. At times, in fact, investors expected rate increases due to signs of excessive strength in the economy.

Throughout  the year,  the Fund  continued  to hold the maturity of its Treasury
holdings  relatively  short,  adding  high-quality   corporate  issues  to  take
advantage of their comparatively high yields.


8 OCTOBER 31, 2002

EXPEDITION INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS



--------------------------------------------------------------------------------
                      EXPEDITION INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

                                                  AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1 Year            3 Year            5 Year         10 Year         Inception
                                                    Return            Return            Return         Return          to Date*
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares                                 6.88%            9.38%             7.24%           6.27%           6.56%
-----------------------------------------------------------------------------------------------------------------------------------
Investment Shares - Class A                          6.61%            9.12%             6.97%           6.14%           6.43%
-----------------------------------------------------------------------------------------------------------------------------------
Investment Shares - Class A w/load                   2.36%            7.65%             6.10%           5.70%           6.01%
-----------------------------------------------------------------------------------------------------------------------------------
Investment Shares - Class B                          5.82%            8.38%             6.90%           6.10%           6.40%
-----------------------------------------------------------------------------------------------------------------------------------
Investment Shares - Class B w/load                   0.82%            7.52%             6.75%           6.10%           6.40%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION INVESTMENT GRADE BOND FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A OR INVESTMENT SHARES-CLASS B, VERSUS THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX, AND THE LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT OBJECTIVE.

[LINE CHART OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

              EXPEDITION INVESTMENT  EXPEDITION INVESTMENT      EXPEDITION INVESTMENT      LEHMAN INTERMEDIATE  LIPPER INTERMEDIATE
              GRADE BOND FUND,       GRADE BOND FUND,           GRADE BOND FUND,           GOVERNMENT/          INVESTMENT-GRADE
              INSTITUTIONAL SHARES   INVESTMENT SHARES-CLASS A  INVESTMENT SHARES-CLASS B  CREDIT INDEX         DEBT OBJECTIVE
4/92              10,000                     9,600                      10,000                 10,000                10,000
10/92             10,640                    10,215                      10,640                 10,620                10,610
10/93             11,536                    11,075                      11,536                 11,675                11,930
10/94             11,176                    10,729                      11,176                 11,449                11,417
10/95             12,399                    11,903                      12,399                 12,883                13,058
10/96             12,949                    12,431                      12,949                 13,632                13,752
10/97             13,780                    13,228                      13,780                 14,653                14,897
10/98             14,941                    14,320                      14,916                 15,987                15,104
10/99             14,932                    14,261                      15,110                 16,145                16,114
10/00             15,901                    15,148                      15,947                 17,185                17,079
10/01             18,286                    17,378                      18,178                 19,636                19,386
10/02             19,545                    18,526                      19,236                 20,796                20,105

* INSTITUTIONAL SHARES OF THE FUND WERE OFFERED BEGINNING JUNE 13, 1997 AND CLASS B SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 16, 1998. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT REPRESENTS PERFORMANCE OF CLASS A SHARES, WHICH WERE OFFERED BEGINNING APRIL 20, 1992. FOR INSTITUTIONAL SHARES, THE PRIOR CLASS A SHARES PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE AND RULE 12B-1 FEES ON CLASS A SHARES, NEITHER OF WHICH APPLIES TO INSTITUTIONAL SHARES. FOR CLASS B SHARES, THE PRIOR CLASS A SHARES PERFORMANCE REFLECTS THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES, BUT DOES NOT REFLECT CLASS B SHARES' HIGHER RULE 12B-1 FEES. HAD THAT ADJUSTMENT BEEN MADE, PERFORMANCE WOULD HAVE BEEN LOWER.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
      SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                                              OCTOBER 31, 2002 9

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


FOR THE TWELVE MONTH PERIOD ENDED OCTOBER 31, 2002, THE EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND (INSTITUTIONAL SHARES) GENERATED A TOTAL RETURN OF 5.50%. THIS COMPARES TO A 4.20% RETURN FOR THE LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE.

The Fund again benefited from turmoil in the equity markets, as investors sought a safe haven by moving assets into municipal bonds.

Because the municipal market is exceptionally demand-driven, the strong flow of assets pushed prices higher and yields lower. Offsetting this trend somewhat was a record level of bond reissuance, as municipalities rushed to take advantage of falling interest rates.

For most of the year, the Fund outperformed its benchmark. This is attributable to a continued focus on issues whose coupon rates were five percent or higher, as well as an emphasis on states whose issuance levels were modest and whose fiscal prospects appeared to be particularly strong.

The Fund maintained an average maturity slightly longer than it's benchmark by owning issues in the ten to eighteen year range. Currently our average maturity is slightly shorter than that of our benchmark, reflecting our concern that rates could go higher in the coming year.

Looking ahead, we believe that the prospect of rising rates and a stronger economy could bring an end to the two-year rally in municipal bonds. However, we believe that high-quality, tax-exempt investments will retain their appeal to higher-income investors, and that our conservative approach will continue to produce favorable results.


10 OCTOBER 31, 2002

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS



-------------------------------------------------------------------
            EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
-------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------
                                           One Year   Inception to
                                            Return         Date
-------------------------------------------------------------------
Institutional Shares                         5.50%        8.25%
-------------------------------------------------------------------
Investment Shares - Class A                  5.24%        7.77%
-------------------------------------------------------------------
Investment Shares - Class A w/load           1.06%        6.11%
-------------------------------------------------------------------
Investment Shares - Class B                  4.36%        6.81%
-------------------------------------------------------------------
Investment Shares - Class B w/load          -0.64%        5.63%
-------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND, INSTITUTIONAL SHARES OR INVESTMENT SHARES-CLASS A, VERSUS THE LEHMAN MUNICIPAL BOND INDEX, THE LIPPER GENERAL MUNICIPAL FUNDS AVERAGE CLASSIFICATION, AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE.

[LINE CHART OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

               EXPEDITION TAX-FREE      EXPEDITION TAX-FREE
               INVESTMENT GRADE         INVESTMENT GRADE BOND        LEHMAN          LIPPER                    LIPPER INTERMEDIATE
               BOND FUND,               FUND, INVESTMENT             MUNICIPAL       GENERAL MUNICIPAL         MUNICIPAL DEBT
               INSTITUTIONAL SHARES     SHARES-CLASS A               BOND INDEX      DEBT FUNDS AVERAGE        FUNDS AVERAGE

3/31/00             10,000                    9,600                   10,000              10,000                  10,000
10/00               10,462                   10,019                   10,510              10,445                  10,402
10/01               11,459                   10,947                   11,616              11,451                  11,361
10/02               12,089                   11,520                   12,297              11,932                  11,910

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                                             OCTOBER 31, 2002 11

EXPEDITION MONEY MARKET FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


For the twelve month period ended October 31, 2002, the Expedition Money Market Fund (Institutional Shares) generated a total return of 1.56%. This compares to a 1.16% return for the Lipper Money Market Mutual Funds Average.

Yields on money market instruments continued to decline during the year, thanks to new rate reductions from the Federal Reserve Board. After a late-year reduction of one-half percent, the benchmark Federal Funds rate stood at just 1.25% - its lowest level in four decades.

For much of the fiscal year, the Fund maintained a relatively conservative stance, with assets concentrated in 30 to 60 day commercial paper and corporate notes of six months to one year. The remainder of the Fund was invested in overnight repurchase agreements.

Looking ahead, we believe that the Federal Reserve Board has nearly exhausted its rate-cutting capabilities, and will most likely wait to see if the economy responds to its recent actions. And with corporate profits and the stock market showing signs of a resurgence, momentum does appear to be moving in the right direction.

Therefore, we plan to continue with our conservative investment approach in order to take advantage of potentially higher rates in the months ahead.


12 OCTOBER 31, 2002

EXPEDITION TAX-FREE MONEY MARKET FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


For the twelve month period ended October 31, 2002, the Expedition Tax-Free Money Market Fund (Institutional Shares) generated a total return of 1.28%. This compares to a 0.92% return for the Lipper Tax-Exempt Money Market Funds Average. The Fund seeks to provide income, exempt from Federal income taxes, consistent with stability of principal. The Fund pursues this investment objective by investing in high quality money market instruments maturing in 397 days or less.

Yields on short-term municipal instruments fluctuated during the year, in response to mixed signals from the Federal Reserve Board. Early and late in the fiscal year, the Federal Reserve Board cut rates significantly. But during the second and third fiscal quarters, it shifted to a neutral stance and implied that rate increases may lie ahead.

As a result, yields on the Fund were relatively modest, although comparable to those of the benchmark index.

Looking ahead, we plan to retain our relatively short maturity levels in order to take advantage of any potential rate increases. In addition, with tax revenues declining nationwide, we will maintain our focus on instruments of the highest quality - including those that are backed by municipal bond insurance.


                                                             OCTOBER 31, 2002 13

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Expedition Funds:

We have audited the accompanying statements of net assets of Expedition Funds (the "Funds"), including the Equity Fund, Equity Income Fund, Investment Grade Bond Fund, Tax-Free Investment Grade Bond Fund, Money Market Fund, and Tax-Free Money Market Fund as of October 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers, and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
New York, New York
December 13, 2002


14 OCTOBER 31, 2002

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS

                                                                           VALUE
DESCRIPTION                                                 SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCK - 97.9%
   AEROSPACE & DEFENSE - 4.5%
   Boeing                                                   90,000       $ 2,677
   Northrop Grumman                                         20,000         2,063
   United Technologies                                      65,000         4,009
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                               8,749
--------------------------------------------------------------------------------
   AIRLINES - 2.1%
   Southwest Airlines                                      280,000         4,088
--------------------------------------------------------------------------------
   TOTAL AIRLINES                                                          4,088
--------------------------------------------------------------------------------
   AUTOMOTIVE - 2.0%
   Ford Motor                                              200,000         1,692
   Genuine Parts                                            72,000         2,127
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                        3,819
--------------------------------------------------------------------------------
   BANKS - 7.4%
   Bank of America                                          45,000         3,141
   Citigroup                                               150,000         5,542
   JPMorgan Chase                                          170,000         3,528
   Washington Mutual                                        60,000         2,146
--------------------------------------------------------------------------------
   TOTAL BANKS                                                            14,357
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 7.6%
   Cisco Systems*                                          260,000         2,907
   Dell Computer*                                          100,020         2,862
   Intel                                                   240,000         4,152
   International Business Machines                          60,000         4,736
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                             14,657
--------------------------------------------------------------------------------
   CONTAINERS & PACKAGING - 1.6%
   Pactiv*                                                 160,000         3,174
--------------------------------------------------------------------------------
   TOTAL CONTAINERS & PACKAGING                                            3,174
--------------------------------------------------------------------------------
   COSMETICS/TOILETRIES - 1.6%
   Procter & Gamble                                         36,000         3,184
--------------------------------------------------------------------------------
   TOTAL COSMETICS/TOILETRIES                                              3,184
--------------------------------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES - 3.8%
   Freddie Mac                                              30,000         1,847
   Morgan Stanley                                          140,000         5,449
--------------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCIAL SERVICES                                    7,296
--------------------------------------------------------------------------------
   DIVERSIFIED MANUFACTURING - 3.7%
   General Electric                                        180,000         4,545
   Tyco International                                      180,000         2,603
--------------------------------------------------------------------------------
   TOTAL DIVERSIFIED MANUFACTURING                                         7,148
--------------------------------------------------------------------------------


                                                             OCTOBER 31, 2002 15

Expedition Equity Fund
STATEMENT OF NET ASSETS


                                                                           VALUE
DESCRIPTION                                                 SHARES         (000)
--------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 2.9%
   Exelon                                                  110,000       $ 5,544
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                               5,544
--------------------------------------------------------------------------------
   ENTERTAINMENT - 1.2%
   Harrah's Entertainment*                                  55,000         2,310
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                                                     2,310
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 7.5%
   Anheuser-Busch                                           80,000         4,221
   Constellation Brands, Cl A*                             110,000         2,786
   Pepsi Bottling Group                                    140,000         3,773
   Philip Morris                                            92,000         3,749
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                         14,529
--------------------------------------------------------------------------------
   INSURANCE - 9.7%
   Allstate                                                110,210         4,384
   American International Group                             85,000         5,317
   Lincoln National                                        105,000         3,203
   Marsh & McLennan                                        125,000         5,839
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                        18,743
--------------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 9.6%
   Amgen*                                                   58,000         2,700
   Baxter International                                    110,000         2,752
   Cardinal Health                                          50,000         3,461
   Lincare Holdings*                                        80,000         2,726
   St. Jude Medical*                                        80,000         2,849
   Tenet Healthcare*                                        72,000         2,070
   UnitedHealth Group                                       22,000         2,001
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                      18,559
--------------------------------------------------------------------------------
   METALS-ALUMINUM - 1.8%
   Alcoa                                                   160,000         3,530
--------------------------------------------------------------------------------
   TOTAL METALS-ALUMINUM                                                   3,530
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 1.5%
   First Data                                               85,000         2,970
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES                                   2,970
--------------------------------------------------------------------------------
   MULTIMEDIA - 3.4%
   Gannett                                                  50,000         3,797
   McGraw-Hill                                              42,000         2,709
--------------------------------------------------------------------------------
   TOTAL MULTIMEDIA                                                        6,506
--------------------------------------------------------------------------------
   OIL FIELD SERVICES - 1.9%
   Schlumberger Ltd.                                        92,000         3,690
--------------------------------------------------------------------------------
   TOTAL OIL FIELD SERVICES                                                3,690
--------------------------------------------------------------------------------


16 OCTOBER 31, 2002

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS

                                                         SHARES/FACE       VALUE
DESCRIPTION                                               AMT. (000)       (000)
--------------------------------------------------------------------------------
   PETROLEUM REFINING - 4.7%
   ChevronTexaco                                              50,000      $3,381
   Exxon Mobil                                               168,000       5,655
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                                9,036
--------------------------------------------------------------------------------
   PHARMACEUTICALS - 4.2%
   Merck                                                      50,010       2,712
   Pfizer                                                    170,000       5,401
--------------------------------------------------------------------------------
   TOTAL PHARMACEUTICALS                                                   8,113
--------------------------------------------------------------------------------
   RETAIL - 5.0%
   Best Buy*                                                 155,000       3,195
   Darden Restaurants                                        125,000       2,372
   Ross Stores                                                40,000       1,674
   Talbots                                                    85,000       2,356
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                            9,597
--------------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 1.6%
   Applied Materials*                                        200,000       3,006
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                       3,006
--------------------------------------------------------------------------------
   SOFTWARE & PROGRAMMING - 5.0%
   Microsoft*                                                105,000       5,614
   Rational Software*                                        330,000       2,185
   Veritas Software*                                         125,000       1,906
--------------------------------------------------------------------------------
   TOTAL SOFTWARE & PROGRAMMING                                            9,705
--------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 3.6%
   SBC Communications                                        270,000       6,928
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                   6,928
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK
      (COST $228,346)                                                    189,238
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 3.6%
   Deutsche Bank
      1.83% dated 10/31/02, matures
      11/01/02, repurchase price $6,906,351
      (collateralized by U.S. Treasury Obligations,
      total market value $7,044,538) (A)                      $6,906       6,906
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $6,906)                                                        6,906
--------------------------------------------------------------------------------
   Total Investments - 101.5%
      (Cost $235,252)                                                    196,144
--------------------------------------------------------------------------------


                                                             OCTOBER 31, 2002 17

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS

                                                                           VALUE
DESCRIPTION                                                                (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (1.5)%
   Investment Advisory Fees Payable                                     $  (120)
   Administrator Fees Payable                                               (32)
   Custodian Fees Payable                                                    (3)
   Distribution Fees Payable                                                (13)
   Other Assets and Liabilities, Net                                     (2,697)
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS & LIABILITIES                                      (2,865)
--------------------------------------------------------------------------------

NET ASSETS:
Portfolio Capital of Institutional Shares
   (unlimited  authorization -- no par
   value) based on 28,170,488 outstanding shares of
   beneficial interest                                                  262,873
Portfolio Capital of Investment Shares - Class A
   (unlimited authorization -- no par value)
   based on 1,167,681 outstanding shares of
   beneficial interest                                                   14,460
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no par value)
   based on 2,237,970 outstanding shares of
   beneficial interest                                                   27,736
Undistributed net investment income                                         220
Accumulated net realized loss on investments                            (72,902)
Net unrealized depreciation on investments                              (39,108)
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                          $193,279
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL SHARES                                                   $6.14
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES - CLASS A                                            $6.08
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES - CLASS A (1)                                        $6.33
--------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE --
   INVESTMENT SHARES - CLASS B (2)                                        $5.87
--------------------------------------------------------------------------------

* Non-income producing security.
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2) Class B Shares have a contingent deferred sales charge. For a description of a possible sales charge, see a prospectus for the Funds.
(A) Tri-party Repurchase Agreement
Cl -- Class
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.

18 OCTOBER 31, 2002

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS

                                                                           VALUE
DESCRIPTION                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCK - 90.4%
   AEROSPACE & DEFENSE - 3.1%
   General Dynamics                                         2,000         $  158
   Northrop Grumman                                         1,500            155
   Raytheon                                                 5,000            147
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                                 460
--------------------------------------------------------------------------------
   AIR TRANSPORTATION - 1.4%
   FedEx                                                    4,000            213
--------------------------------------------------------------------------------
   TOTAL AIR TRANSPORTATION                                                  213
--------------------------------------------------------------------------------
   BANKS - 20.4%
   Bank of America                                          6,000            419
   Bank of New York                                        10,000            260
   BB&T                                                    13,000            471
   Citigroup                                               10,000            369
   JPMorgan Chase                                           2,000             41
   Keycorp                                                 12,000            293
   Union Planters                                          11,000            311
   Wachovia                                                 7,000            244
   Washington Mutual                                        9,000            322
   Wells Fargo                                              6,000            303
--------------------------------------------------------------------------------
   TOTAL BANKS                                                             3,033
--------------------------------------------------------------------------------
   CONSUMER PRODUCTS - 1.5%
   Clorox                                                   5,000            225
--------------------------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                                                   225
--------------------------------------------------------------------------------
   CONTAINERS & PACKAGING - 2.4%
   Pactiv*                                                 18,000            357
--------------------------------------------------------------------------------
   TOTAL CONTAINERS & PACKAGING                                              357
--------------------------------------------------------------------------------
   DIVERSIFIED MANUFACTURING - 3.7%
   General Electric                                         2,000             51
   Tyco International                                      35,000            506
--------------------------------------------------------------------------------
   TOTAL DIVERSIFIED MANUFACTURING                                           557
--------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 5.3%
   Calpine*                                               115,000            230
   Exelon                                                   5,115            258
   Mirant*                                                 40,000             85
   Southern                                                 7,000            208
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                                 781
--------------------------------------------------------------------------------
   ENTERTAINMENT - 2.8%
   Harrah's Entertainment*                                  4,000            168
   Walt Disney                                             15,000            250
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                                                       418
--------------------------------------------------------------------------------


                                                             OCTOBER 31, 2002 19

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS

                                                                           VALUE
DESCRIPTION                                                SHARES          (000)
--------------------------------------------------------------------------------
   HOUSEHOLD PRODUCTS - 3.2%
   Fortune Brands                                           6,000         $  301
   RPM International                                       12,000            181
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                                                  482
--------------------------------------------------------------------------------
   INSURANCE - 8.5%
   ACE Ltd.                                                10,000            307
   American International Group                            10,000            626
   Marsh & McLennan                                         7,000            327
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                         1,260
--------------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 2.8%
   Cardinal Health                                          2,195            152
   Invitrogen*                                              5,000            140
   Stryker*                                                 2,000            126
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                         418
--------------------------------------------------------------------------------
   METALS-ALUMINUM - 2.2%
   Alcoa                                                   15,000            331
--------------------------------------------------------------------------------
   TOTAL METALS-ALUMINUM                                                     331
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 1.2%
   First Data                                               5,000            175
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES                                     175
--------------------------------------------------------------------------------
   MISCELLANEOUS CONSUMER SERVICES - 2.4%
   H&R Block                                                8,000            355
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS CONSUMER SERVICES                                     355
--------------------------------------------------------------------------------
   MULTIMEDIA - 2.4%
   Viacom, Cl B*                                            8,000            357
--------------------------------------------------------------------------------
   TOTAL MULTIMEDIA                                                          357
--------------------------------------------------------------------------------
   OIL FIELD SERVICES - 1.8%
   Anadarko Petroleum                                       6,000            267
--------------------------------------------------------------------------------
   TOTAL OIL FIELD SERVICES                                                  267
--------------------------------------------------------------------------------
   PETROLEUM REFINING - 7.2%
   ChevronTexaco                                            4,000            271
   Exxon Mobil                                             15,000            505
   Royal Dutch Petroleum - NY Shares                        7,000            299
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                                1,075
--------------------------------------------------------------------------------
   REAL ESTATE INVESTMENT TRUSTS - 4.9%
   Crescent Real Estate Equity                             20,000            295
   Hospitality Properties Trust                            13,000            425
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS                                       720
--------------------------------------------------------------------------------

20 OCTOBER 31, 2002

Expedition Equity Income Fund
STATEMENT OF NET ASSETS

                                                        SHARES/FACE        VALUE
DESCRIPTION                                              AMT. (000)        (000)
--------------------------------------------------------------------------------

   RETAIL - 3.2%
   Darden Restaurants                                        10,000      $  190
   Wal-Mart Stores                                            2,500         134
   Yum! Brands*                                               7,000         157
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                             481
--------------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 2.2%
   Applied Materials*                                         5,000          75
   Micron Technology*                                        10,000         160
   Novellus Systems*                                          3,000          95
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                        330
--------------------------------------------------------------------------------
   SOFTWARE & PROGRAMMING - 1.1%
   Microsoft*                                                 3,000         160
--------------------------------------------------------------------------------
   TOTAL SOFTWARE & PROGRAMMING                                             160
--------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 6.7%
   Alltel                                                     5,000         248
   AT&T                                                      43,000         561
   Verizon Communications                                     5,000         189
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                    998
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK
      (COST $16,351)                                                     13,453
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 8.4%
   Deutsche Bank
      1.83% dated 10/31/02, matures
      11/01/02, repurchase price $1,244,063
      (collateralized by U.S. Treasury Obligations,
      total market value $1,269,766) (A)                     $1,244       1,244
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $1,244)                                                       1,244
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 98.8%
      (COST $17,595)                                                     14,697
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES - 1.2%
   Receivable due from Investment Advisor                                     4
   Administrator Fees Payable                                                (6)
   Distribution Fees Payable                                                 (1)
   Other Assets and Liabilities, Net                                        186
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS & LIABILITIES                                         183
--------------------------------------------------------------------------------

                                                             OCTOBER 31, 2002 21

Expedition Equity Income Fund
STATEMENT OF NET ASSETS

                                                                           VALUE
DESCRIPTION                                                                (000)
--------------------------------------------------------------------------------


NET ASSETS:
Portfolio Capital of Institutional Shares
   (unlimited  authorization -- no par
   value) based on 2,396,788 outstanding shares of
   beneficial interest                                                  $22,546
Portfolio Capital of Investment Shares - Class A
   (unlimited authorization -- no par value)
   based on 53,482 outstanding shares of
   beneficial interest                                                      581
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no par value)
   based on 123,206 outstanding shares of
   beneficial interest                                                    1,247
Undistributed net investment income                                          21
Accumulated net realized loss on investments                             (6,617)
Net unrealized depreciation on investments                               (2,898)
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                           $14,880
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL SHARES                                                   $5.78
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES - CLASS A                                            $5.77
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
    INVESTMENT SHARES - CLASS A (1)                                       $6.01
--------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE --
   INVESTMENT SHARES - CLASS B (2)                                        $5.73
--------------------------------------------------------------------------------

* Non-income producing security.
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2) Class B Shares have a contingent deferred sales charge. For a description of a possible sales charge, see a prospectus for the Funds.
(A) Tri-party Repurchase Agreement
Cl -- Class
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.

22 OCTOBER 31, 2002

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                             FACE          VALUE
DESCRIPTION                                               AMT. (000)       (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 24.1%
   U.S. Treasury Notes
      7.000%, 07/15/06                                        $2,500      $2,904
      6.875%, 05/15/06                                         1,000       1,153
      6.500%, 10/15/06                                         3,000       3,450
      6.500%, 02/15/10                                         1,000       1,189
      6.125%, 08/15/07                                         3,000       3,451
      6.000%, 08/15/09                                         3,000       3,468
      5.750%, 11/15/05                                         1,000       1,106
      5.750%, 08/15/10                                         2,000       2,285
      5.625%, 05/15/08                                         2,000       2,264
      5.500%, 05/15/09                                         3,000       3,383
      5.000%, 02/15/11                                         1,500       1,636
      4.375%, 08/15/12                                         1,000       1,039
      3.250%, 08/15/07                                         1,000       1,023
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (COST $24,797)                                                      28,351
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.2%
   FHLB, Ser 100
      5.800%, 09/02/08                                         2,000       2,226
   FHLB, Ser EE07
      6.789%, 02/05/07                                         1,000       1,148
   FHLMC
      7.000%, 03/15/10                                         3,000       3,566
      6.800%, 03/19/07                                         1,000       1,156
      6.625%, 09/15/09                                         3,000       3,491
   FNMA
      7.250%, 01/15/10                                         2,500       3,004
      5.500%, 03/15/11                                         3,000       3,250
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $15,371)                                                      17,841
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS - 10.1%
   FHLMC, Gold Pool #E00532
      6.500%, 02/01/13                                           622         654
   FHLMC, Gold Pool #E00543
      6.000%, 04/01/13                                         1,160       1,216
   FHLMC, Gold Pool #E00584
      6.000%, 11/01/13                                         1,749       1,834
   FHLMC, Gold Pool #E00832
      7.500%, 04/01/15                                           810         862
   FHLMC, Gold Pool #E00856
      7.500%, 06/01/15                                           815         867
   FNMA, Pool # 614934
      6.000%, 12/01/16                                         4,532       4,727


                                                             OCTOBER 31, 2002 23

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                              FACE         VALUE
DESCRIPTION                                                AMT. (000)      (000)
--------------------------------------------------------------------------------
   FNMA, Pool #535966
      7.000%, 05/01/16                                         $1,615     $1,711
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
      (COST $11,391)                                                      11,871
--------------------------------------------------------------------------------
CORPORATE BONDS - 42.2%
   BANKS - 6.4%
   Bank of America
      5.875%, 02/15/09                                          1,000      1,070
   Bank One
      6.000%, 08/01/08                                          2,000      2,197
   Citigroup
      5.750%, 05/10/06                                          1,000      1,072
   Wachovia
      4.950%, 11/01/06                                          2,000      2,117
   Wells Fargo, Ser G, MTN
      6.875%, 08/08/06                                          1,000      1,123
--------------------------------------------------------------------------------
   TOTAL BANKS                                                             7,579
--------------------------------------------------------------------------------
   BROKER/DEALERS - 6.5%
   Goldman Sachs Group
      6.600%, 01/15/12                                          2,000      2,177
   Merrill Lynch
      6.375%, 10/15/08                                          1,000      1,085
   Morgan Stanley
      7.750%, 06/15/05                                          2,000      2,216
      6.750%, 04/15/11                                          2,000      2,186
--------------------------------------------------------------------------------
   TOTAL BROKER/DEALERS                                                    7,664
--------------------------------------------------------------------------------
   CHEMICALS - 2.0%
   E.I. du Pont de Nemours
      6.875%, 10/15/09                                          2,000      2,330
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                                         2,330
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 1.8%
   Hewlett-Packard
      7.150%, 06/15/05                                          2,000      2,119
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                              2,119
--------------------------------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES - 12.3%
   Ford Motor Credit
      7.875%, 06/15/10                                          2,000      1,860
   General Electric Capital, Ser A, MTN
      7.375%, 01/19/10                                          3,000      3,457
      6.800%, 11/01/05                                          2,000      2,205
   General Motors Acceptance
      6.750%, 01/15/06                                          2,000      1,983
      6.150%, 04/05/07                                          2,000      1,910


24 OCTOBER 31, 2002

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                              FACE         VALUE
DESCRIPTION                                                AMT. (000)      (000)
--------------------------------------------------------------------------------
   Household Finance
      6.375%, 10/15/11                                         $1,000       $860
   Wells Fargo Financial
      5.875%, 08/15/08                                          2,000      2,167
--------------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCIAL SERVICES                                   14,442
--------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 1.8%
   Alabama Power, Ser G
      5.375%, 10/01/08                                          2,000      2,120
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                               2,120
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 0.1%
   General Mills, MTN
      8.080%, 11/18/03                                             60         63
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                             63
--------------------------------------------------------------------------------
   MULTIMEDIA - 1.8%
   Walt Disney, Ser B
      6.750%, 03/30/06                                          2,000      2,145
--------------------------------------------------------------------------------
   TOTAL MULTIMEDIA                                                        2,145
--------------------------------------------------------------------------------
   RETAIL - 6.9%
   Lowe's
      8.250%, 06/01/10                                          2,000      2,402
   Target
      5.875%, 11/01/08                                          2,000      2,180
   Wal-Mart Stores
      6.875%, 08/10/09                                          3,000      3,484
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                            8,066
--------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 2.6%
   SBC Communications
      5.875%, 02/01/12                                          1,000      1,065
   Verizon Wireless (A)
      5.375%, 12/15/06                                          2,000      1,977
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                   3,042
--------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS
      (COST $45,972)                                                      49,570
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 4.7%
   MBNA Master Credit Card Trust, Ser 1999-J, Cl A
      7.000%, 02/15/12                                          3,000      3,509
   Standard Credit Card Master Trust, Ser 1994-2, Cl A
      7.250%, 04/07/08                                          1,725      1,965
--------------------------------------------------------------------------------
   TOTAL ASSET-BACKED SECURITIES
      (COST $4,877)                                                        5,474
--------------------------------------------------------------------------------


                                                             OCTOBER 31, 2002 25

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                            FACE           VALUE
DESCRIPTION                                              AMT. (000)        (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.7%
   Deutsche Bank
      1.83% dated 10/31/02, matures
      11/01/02, repurchase price $3,228,164
      (collateralized by U.S. Treasury Obligations,
      total market value $3,292,958) (B)                     $3,228      $3,228
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $3,228)                                                       3,228
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 99.0%
      (COST $105,636)                                                   116,335
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 1.0%
   Investment Advisory Fees Payable                                         (35)
   Administrator Fees Payable                                               (20)
   Custodian Fees Payable                                                    (2)
   Distribution Fees Payable                                                 (2)
   Other Assets and Liabilities, Net                                      1,255
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS & LIABILITIES                                       1,196
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Shares
   (unlimited  authorization -- no par
   value) based on 10,242,071 outstanding shares of
   beneficial interest                                                   97,967
Portfolio Capital of Investment Shares - Class A
   (unlimited  authorization --
   no par value) based on 493,020 outstanding shares of
   beneficial interest                                                    9,144
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no par value)
   based on 177,546 outstanding shares of
   beneficial interest                                                    1,828
Undistributed net investment income                                           1
Accumulated net realized loss on investments                             (2,108)
Net unrealized appreciation on investments                               10,699
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                          $117,531
--------------------------------------------------------------------------------


26 OCTOBER 31, 2002

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                                           VALUE
DESCRIPTION                                                                (000)
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL SHARES                                                   $10.77
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES -- CLASS A                                           $10.76
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE -- INVESTMENT SHARES --
   CLASS A (1)                                                            $11.21
--------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE --
   INVESTMENT SHARES -- CLASS B (2)                                       $10.78
--------------------------------------------------------------------------------
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2) Class B Shares have a contingent deferred sales charge. For a description of a possible sales charge, see a prospectus for the Funds.
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors".
(B) Tri-party Repurchase Agreement
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series

The accompanying notes are an integral part of the financial statements.


                                                             OCTOBER 31, 2002 27

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                                FACE       VALUE
DESCRIPTION                                                  AMT. (000)    (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 93.3%
   ALABAMA - 8.8%
   Alabama State, Public School & College Authority,
      Capital Improvements RB, Ser D
      5.750%, 08/01/19                                           $1,150   $1,271
   Birmingham, Capital Improvement Warrants GO, Ser A
      5.550%, 08/01/21                                            1,000    1,065
   Huntsville, Warrants GO, Ser D
      5.000%, 11/01/07                                            1,000    1,102
   Montgomery, Warrants GO, Ser A
      5.100%, 10/01/09                                            1,000    1,090
   Phoenix City, School Warrants GO, AMBAC
      5.650%, 08/01/21                                            1,000    1,080
   Tuscaloosa, Warrants
      5.650%, 01/01/17                                            1,000    1,098
--------------------------------------------------------------------------------
   TOTAL ALABAMA                                                           6,706
--------------------------------------------------------------------------------
   ARIZONA - 3.1%
   Arizona State, Transportation Board Highway Authority RB
      5.375%, 07/01/13                                            1,000    1,115
   Tucson GO, Ser 1994-D
      6.250%, 07/01/14                                            1,000    1,210
--------------------------------------------------------------------------------
   TOTAL ARIZONA                                                           2,325
--------------------------------------------------------------------------------
   CALIFORNIA - 9.9%
   California State GO
      5.250%, 03/01/13                                            1,000    1,075
   California State GO, FGIC
      5.250%, 09/01/30                                            1,280    1,307
   San Diego School District GO, Ser 1998-D, FGIC
      5.250%, 07/01/24                                            1,500    1,551
   San Gabriel School District GO, Ser A, FSA
      5.375%, 08/01/21                                              500      526
   Southern California, Metropolitan Water District RB, Ser A
      5.100%, 07/01/25                                            1,000    1,014
   University of California, Multiple Purpose
      Projects RB, Ser M, FGIC
      5.125%, 09/01/22                                            1,000    1,019
      5.125%, 09/01/23                                            1,000    1,016
--------------------------------------------------------------------------------
   TOTAL CALIFORNIA                                                        7,508
--------------------------------------------------------------------------------
   COLORADO - 4.2%
   Arapahoe County, Colorado School District No. 005 GO
      5.500%, 12/15/19                                            1,000    1,079
   Denver, City and County GO, Ser B
      5.625%, 08/01/07                                            1,000    1,126
   Denver, City and County School District GO, FGIC
      5.000%, 12/01/23                                            1,000    1,011
--------------------------------------------------------------------------------
   TOTAL COLORADO                                                          3,216
--------------------------------------------------------------------------------

28 OCTOBER 31, 2002

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                                FACE       VALUE
DESCRIPTION                                                  AMT. (000)    (000)
--------------------------------------------------------------------------------
   CONNECTICUT - 1.5%
   Connecticut State GO, Ser B, Pre-Refunded @ 100 (A)
      5.200%, 06/15/10                                           $1,000   $1,116
--------------------------------------------------------------------------------
   TOTAL CONNECTICUT                                                       1,116
--------------------------------------------------------------------------------
   FLORIDA - 3.6%
   Florida State, Board of Education Capital Outlay GO, Ser A,
      Pre-Refunded @ 101 (A)
      5.650%, 01/01/05                                              500      544
   Florida State, Department of Transportation GO,
      Right of Way Project, Ser B
      5.500%, 07/01/11                                            1,000    1,102
   Palm Beach County GO, Ser A
      5.450%, 08/01/13                                            1,000    1,091
--------------------------------------------------------------------------------
   TOTAL FLORIDA                                                           2,737
--------------------------------------------------------------------------------
   GEORGIA - 3.6%
   Fulton County, Development Authority RB, Georgia Tech
      Foundation Funding, Ser A
      5.000%, 11/01/21                                              500      509
   Fulton County, School District GO
      5.000%, 01/01/06                                            1,000    1,078
   Georgia State GO, Ser B
      6.000%, 03/01/12                                            1,000    1,185
--------------------------------------------------------------------------------
   TOTAL GEORGIA                                                           2,772
--------------------------------------------------------------------------------
   HAWAII - 2.2%
   Hawaii State GO, Ser CO, FGIC
      6.000%, 03/01/08                                            1,000    1,144
   Hawaii State GO, Ser CR, MBIA
      5.250%, 04/01/11                                              500      541
--------------------------------------------------------------------------------
   TOTAL HAWAII                                                            1,685
--------------------------------------------------------------------------------
   ILLINOIS - 2.8%
   Chicago, Project & Refunding GO, Ser C, FGIC
      5.500%, 01/01/19                                            1,000    1,072
   Illinois State GO, First Series
      5.500%, 06/01/05                                            1,000    1,084
--------------------------------------------------------------------------------
   TOTAL ILLINOIS                                                          2,156
--------------------------------------------------------------------------------
   KANSAS - 2.2%
   Kansas State, Department of Transportation RB, Ser A
      5.000%, 09/01/06                                            1,000    1,095
   Kansas State, Development Finance Authority RB,
      Public Water Supply Revolving Loan, AMBAC
      5.500%, 04/01/20                                              500      549
--------------------------------------------------------------------------------
   TOTAL KANSAS                                                            1,644
--------------------------------------------------------------------------------


                                                             OCTOBER 31, 2002 29

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                                FACE       VALUE
DESCRIPTION                                                  AMT. (000)    (000)
--------------------------------------------------------------------------------
   MASSACHUSETTS - 7.4%
   Massachusetts State, Consolidated Loan GO, Ser A
      Pre-Refunded @ 101 (A)
      6.000%, 02/01/10                                         $2,000     $2,340
   Massachusetts State, Consolidated Loan GO, Ser C
      5.250%, 08/01/17                                          1,000      1,100
      5.250%, 08/01/18                                          1,000      1,094
   Massachusetts State, Consolidated Loan GO, Ser D
      5.250%, 08/01/10                                          1,000      1,115
--------------------------------------------------------------------------------
   TOTAL MASSACHUSETTS                                                     5,649
--------------------------------------------------------------------------------
   MINNESOTA - 0.7%
   Minnesota State, Public Facilities Authority RB,
      Water Pollution Control, Ser A
      6.000%, 03/01/09                                            500        540
--------------------------------------------------------------------------------
   TOTAL MINNESOTA                                                           540
--------------------------------------------------------------------------------
   NEVADA - 1.5%
   Clark County GO
      6.000%, 07/01/06                                          1,000      1,121
--------------------------------------------------------------------------------
   TOTAL NEVADA                                                            1,121
--------------------------------------------------------------------------------
   NEW JERSEY - 1.5%
   New Jersey State GO, Ser F
      5.500%, 08/01/11                                          1,000      1,141
--------------------------------------------------------------------------------
   TOTAL NEW JERSEY                                                        1,141
--------------------------------------------------------------------------------
   NEW MEXICO - 0.7%
   New Mexico State Severance Tax RB, Ser B, FSA
      5.000%, 07/01/07                                            500        547
--------------------------------------------------------------------------------
   TOTAL NEW MEXICO                                                          547
--------------------------------------------------------------------------------
   NEW YORK - 10.8%
   Brookhaven GO, FGIC
      5.500%, 10/01/13                                            500        545
   New York City GO, Ser B
      5.750%, 08/01/14                                          1,000      1,079
   New York City GO, Ser C, MBIA
      5.375%, 11/15/17                                          1,000      1,054
   New York State GO, Ser A, Pre-Refunded @ 101 (A)
      5.875%, 03/15/05                                          1,000      1,101
   New York State GO, Ser F
      5.250%, 09/15/13                                            500        541
   New York State, Environmental Water Facilities RB,
      Pooled Financing Program, Ser F
      5.250%, 11/15/20                                            500        525
   New York State, Environmental Water Facilities RB,
      Pooled Loan Program, Ser B
      5.875%, 01/15/17                                          2,000      2,227


30 OCTOBER 31, 2002

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                                FACE       VALUE
DESCRIPTION                                                  AMT. (000)    (000)
--------------------------------------------------------------------------------
   Triborough, Bridge & Tunnel Authority RB, Ser A
      Pre-Refunded @ 100.5 (A)
      5.250%, 07/01/09                                           $1,000   $1,131
--------------------------------------------------------------------------------
   TOTAL NEW YORK                                                          8,203
--------------------------------------------------------------------------------
   NORTH CAROLINA - 3.4%
   Charlotte,  Water & Sewer Systems RB
      5.125%, 06/01/26                                            1,000    1,017
   Winston-Salem, Water & Sewer Systems RB
      5.250%, 06/01/21                                            1,500    1,566
--------------------------------------------------------------------------------
   TOTAL NORTH CAROLINA                                                    2,583
--------------------------------------------------------------------------------
   OHIO - 5.0%
   Columbus GO, Ser 2
      5.750%, 06/15/15                                            1,000    1,125
   Ohio State RB, Higher Education Facilities Project, Ser II-A
      5.000%, 12/01/04                                            1,000    1,066
   Ohio State, Building Authority RB, State Facilities Adult
      Correctional Facilities, Ser A, FSA
      5.500%, 10/01/13                                            1,000    1,124
   Pickerton Ohio, Local School District GO, FGIC
      5.250%, 12/01/20                                              500      522
--------------------------------------------------------------------------------
   TOTAL OHIO                                                              3,837
--------------------------------------------------------------------------------
   OREGON - 1.4%
   Oregon State, Alternative Energy Project GO, Ser E
--------------------------------------------------------------------------------
      5.800%, 07/01/07                                            1,000    1,057
--------------------------------------------------------------------------------
   TOTAL OREGON                                                            1,057
--------------------------------------------------------------------------------
   PENNSYLVANIA - 1.4%
   Pennsylvania State, Intergovernmental Authority ST,
      Philadelphia Funding Project, FGIC
      5.250%, 06/15/15                                            1,000    1,063
--------------------------------------------------------------------------------
   TOTAL PENNSYLVANIA                                                      1,063
--------------------------------------------------------------------------------
   SOUTH CAROLINA - 2.8%
   Greenville County, School District Authority RB
      6.000%, 12/01/21                                            1,000    1,086
   Lancaster County, School District GO, FSA
      5.100%, 03/01/15                                            1,000    1,068
--------------------------------------------------------------------------------
   TOTAL SOUTH CAROLINA                                                    2,154
--------------------------------------------------------------------------------
   TEXAS - 4.9%
   Dallas GO
      5.250%, 02/15/14                                            1,000    1,076
   Dallas, Independent School District GO
      5.250%, 08/15/12                                            1,000    1,096
   Houston, Independent School District GO
      5.375%, 08/15/17                                            1,000    1,053


                                                             OCTOBER 31, 2002 31

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                             FACE AMT      VALUE
DESCRIPTION                                                (000)/SHARES    (000)
--------------------------------------------------------------------------------
   Lamar, Consolidated Independent School District GO
      5.500%, 02/15/15                                       $      500  $   543
--------------------------------------------------------------------------------
   TOTAL TEXAS                                                             3,768
--------------------------------------------------------------------------------
   UTAH - 1.5%
   Utah State, Intermountain Power Agency RB,
      Ser B, MBIA ETM
      6.000%, 07/01/06                                            1,000    1,129
--------------------------------------------------------------------------------
   TOTAL UTAH                                                              1,129
--------------------------------------------------------------------------------
   VIRGINIA - 2.6%
   Newport News GO, Ser A, MBIA, Pre-Refunded @ 102 (A)
      5.625%, 07/01/05                                              795      885
   Virginia, Commonwealth Transportation Board RB,
      Northern Virginia Transportation Program, Ser A
      5.500%, 05/15/15                                            1,000    1,090
--------------------------------------------------------------------------------
   TOTAL VIRGINIA                                                          1,975
--------------------------------------------------------------------------------
   WASHINGTON - 2.9%
   Washington State GO, Ser B
      6.000%, 01/01/13                                            1,000    1,124
   Washington State Various Purpose GO, Ser A
      5.625%, 07/01/22                                            1,000    1,062
--------------------------------------------------------------------------------
   TOTAL WASHINGTON                                                        2,186
--------------------------------------------------------------------------------
   WEST VIRGINIA - 1.4%
   West Virginia State GO, State Road Project, FGIC
      5.625%, 06/01/18                                            1,000    1,093
--------------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                                                     1,093
--------------------------------------------------------------------------------
   WISCONSIN - 1.5%
   Wisconsin State, Professional Baseball Stadium RB,
      Ser A, MBIA
      5.500%, 12/15/11                                            1,000    1,135
--------------------------------------------------------------------------------
   TOTAL WISCONSIN                                                         1,135
--------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS
      (COST $66,556)                                                      71,046
--------------------------------------------------------------------------------

RELATED PARTY MONEY MARKET FUND - 6.5%
   Expedition Tax-Free Money Market Fund+                     4,909,789    4,910
--------------------------------------------------------------------------------
   TOTAL RELATED PARTY MONEY MARKET FUND
      (COST $4,910)                                                        4,910
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 99.8%
      (COST $71,466)                                                      75,956
--------------------------------------------------------------------------------


32 OCTOBER 31, 2002

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                                 VALUE
DESCRIPTION                                                      (000)
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.2%
   Investment Advisory Fees Payable                              $(28)
   Administrator Fees Payable                                     (13)
   Custodian Fees Payable                                          (1)
   Other Assets and Liabilities, Net                              201
---------------------------------------------------------------------
   TOTAL OTHER ASSETS & LIABILITIES                               159
---------------------------------------------------------------------

NET ASSETS:
Portfolio Capital of Institutional Shares
   (unlimited  authorization -- no par
   value) based on 6,825,572 outstanding shares of
   beneficial interest                                         69,331
Portfolio Capital of Investment Shares - Class A
   (unlimited  authorization -- no par value)
   based on 75,252 outstanding shares of
   beneficial interest                                            771
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no par value)
   based on 20,393 outstanding shares of
   beneficial interest                                            217
Undistributed net investment income                                23
Accumulated net realized gain on investments                    1,283
Net unrealized appreciation on investments                      4,490
---------------------------------------------------------------------
   TOTAL NET ASSETS-- 100.0%                                  $76,115
---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL SHARES                                        $11.00
---------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES - CLASS A                                 $10.99
---------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES - CLASS A (1)                             $11.45
---------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE --
   INVESTMENT  SHARES - CLASS B (2)                            $10.99
---------------------------------------------------------------------

+ See note 7 in Notes to Financial Statements.
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2) Class B Shares have a contingent deferred sales charge. For a description of a possible sales charge, see a prospectus for the Funds.
(A) Pre-Refunded Security - The maturity date shown is the pre-refunded date. AMBAC -- American Municipal Bond Assurance Company
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty  Insurance  Company
FSA -- Financial  Security  Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series
ST -- Special Tax

The accompanying notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2002 33

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                          FACE        VALUE
DESCRIPTION                            AMT. (000)     (000)
-----------------------------------------------------------
COMMERCIAL PAPER - 70.9%
   AIRCRAFT - 3.9%
   General Dynamics
      1.740%, 11/22/02                    $5,000    $4,995
      1.730%, 11/22/02                     5,000     4,995
      1.730%, 11/26/02                     5,000     4,994
      1.730%, 12/19/02                     5,000     4,988
      1.730%, 01/17/03                     5,000     4,982
----------------------------------------------------------
   TOTAL AIRCRAFT                                   24,954
----------------------------------------------------------
   BANKS - 3.5%
   Bank of America
      1.700%, 11/08/02                    10,000     9,996
   Wells Fargo
      1.690%, 11/01/02                     5,000     5,000
      1.720%, 12/12/02                     5,750     5,739
      1.720%, 12/19/02                     2,190     2,185
----------------------------------------------------------
   TOTAL BANKS                                      22,920
----------------------------------------------------------
   BROKER/DEALERS - 3.1%
   Goldman Sachs
      1.780%, 01/03/03                     5,000     4,984
   Morgan Stanley
      1.760%, 11/12/02                     5,000     4,997
      1.760%, 11/27/02                     5,000     4,994
      1.750%, 12/10/02                     5,000     4,991
----------------------------------------------------------
   TOTAL BROKER/DEALERS                             19,966
----------------------------------------------------------
   BUILDING & CONSTRUCTION - 3.1%
   Cameron Ashley
      1.700%, 11/15/02                     7,000     6,996
      1.810%, 12/02/02                     2,995     2,990
      1.720%, 12/02/02                    10,000     9,985
----------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                    19,971
----------------------------------------------------------
   CONSUMER PRODUCTS - 2.3%
   Clorox
      1.720%, 11/19/02                    10,000     9,992
      1.740%, 11/25/02                     5,000     4,994
----------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                          14,986
----------------------------------------------------------

   DIVERSIFIED FINANCIAL SERVICES - 21.9%
   American General Finance
      1.750%, 11/21/02                    12,000    11,988
   Caterpillar Financial Services
      1.760%, 11/07/02                     1,403     1,403
      1.720%, 11/13/02                     5,000     4,997
      1.740%, 11/25/02                     2,378     2,375


34 OCTOBER 31, 2002

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                          FACE        VALUE
DESCRIPTION                            AMT. (000)     (000)
-----------------------------------------------------------
      1.700%, 12/02/02                  $ 5,000   $  4,993
      1.700%, 12/04/02                    2,843      2,839
      1.740%, 12/09/02                    5,000      4,991
   General Electric Capital
      1.750%, 11/01/02                    5,000      5,000
      1.750%, 12/11/02                    3,000      2,994
      1.750%, 12/20/02                   10,000      9,976
      1.710%, 12/23/02                    5,000      4,988
      1.710%, 12/27/02                   10,000      9,973
      1.740%, 12/30/02                    5,000      4,986
      1.690%, 01/02/03                   10,000      9,971
      1.730%, 01/06/03                    5,000      4,984
   Toyota Motor Credit
      1.720%, 11/07/02                    5,000      4,999
      1.720%, 11/08/02                    5,000      4,998
      1.750%, 11/21/02                    5,000      4,995
      1.740%, 11/25/02                    5,000      4,994
      1.740%, 12/04/02                    7,000      6,989
   Transamerica Finance
      1.750%, 11/19/02                    4,000      3,997
      1.700%, 12/03/02                   10,000      9,984
      1.700%, 12/05/02                    5,000      4,992
      1.760%, 12/11/02                    5,000      4,990
      1.700%, 01/08/03                    4,000      3,987
----------------------------------------------------------
   TOTAL DIVERSIFIED FINANCIAL SERVICES            141,383
----------------------------------------------------------
   FUNDING CORPORATIONS - 17.2%
   Falcon Asset Securitization
      1.770%, 11/05/02                    4,000      3,999
      1.730%, 11/06/02                    5,000      4,999
      1.760%, 11/18/02                    6,000      5,995
      1.770%, 11/25/02                    4,000      3,995
      1.750%, 12/10/02                    3,500      3,493
      1.710%, 01/10/03                    5,000      4,983
   Preferred Receivables Funding
      1.760%, 11/06/02                   10,000      9,998
      1.750%, 11/07/02                   10,000      9,998
      1.750%, 11/12/02                    4,000      3,998
      1.760%, 11/14/02                    4,000      3,997
   Quincy Capital
      1.750%, 11/04/02                    5,000      4,999
      1.750%, 11/13/02                    5,000      4,997
      1.780%, 11/18/02                    8,000      7,993
      1.770%, 11/18/02                    6,000      5,995
      1.780%, 11/20/02                    3,000      2,997
      1.760%, 12/17/02                    1,465      1,462


                                                             OCTOBER 31, 2002 35

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                          FACE         VALUE
DESCRIPTION                            AMT. (000)      (000)
------------------------------------------------------------
   Receivables Capital
      1.760%, 11/08/02                    $ 1,200   $  1,200
      1.770%, 11/15/02                      7,213      7,208
      1.750%, 11/19/02                      5,000      4,996
      1.760%, 11/20/02                      1,023      1,022
      1.750%, 11/20/02                      5,228      5,223
      1.780%, 12/03/02                      7,794      7,782
------------------------------------------------------------
   TOTAL FUNDING CORPORATIONS                        111,329
------------------------------------------------------------
   LEASING & RENTING - 1.2%
   International Lease Finance
      1.760%, 11/12/02                      2,903      2,901
      1.800%, 11/21/02                      1,612      1,610
      1.750%, 12/09/02                      3,000      2,995
------------------------------------------------------------
   TOTAL LEASING & RENTING                             7,506
------------------------------------------------------------
   PHARMACEUTICALS - 4.8%
   Abbott Laboratories
      1.730%, 11/05/02                     10,000      9,998
      1.690%, 11/26/02                      4,750      4,744
   Pfizer
      1.720%, 11/04/02                      5,000      4,999
      1.720%, 11/20/02                      5,000      4,996
      1.690%, 11/26/02                      5,000      4,994
      1.720%, 12/05/02                      1,369      1,367
------------------------------------------------------------
   TOTAL PHARMACEUTICALS                              31,098
------------------------------------------------------------
   SPECIAL PURPOSE ENTITY - 4.0%
   Three Pillars
      1.780%, 11/15/02                      6,000      5,996
      1.790%, 11/22/02                      5,000      4,995
      1.780%, 11/27/02                     10,000      9,987
      1.780%, 12/18/02                      5,000      4,988
------------------------------------------------------------
   TOTAL SPECIAL PURPOSE ENTITY                       25,966
------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 4.5%
   BellSouth
      1.780%, 11/08/02                      5,000      4,998
      1.720%, 12/06/02                     10,000      9,983
   Southern Company Funding
      1.720%, 11/13/02                      7,700      7,696
      1.750%, 11/20/02                      5,000      4,996
      1.770%, 11/25/02                      1,600      1,598
------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS              29,271
------------------------------------------------------------


36 OCTOBER 31, 2002

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                              FACE         VALUE
DESCRIPTION                                                AMT. (000)      (000)
--------------------------------------------------------------------------------
   UTILITIES - 1.4%
   National Rural Utilities
      1.790%, 11/14/02                                         $5,000   $  4,997
      1.770%, 11/14/02                                          3,800      3,797
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                         8,794
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER
      (COST $458,144)                                                    458,144
--------------------------------------------------------------------------------
CORPORATE BONDS - 14.6%
   BANKS - 0.3%
   Bank of  America
      7.000%, 05/15/03                                          2,000      2,044
--------------------------------------------------------------------------------
   TOTAL BANKS                                                             2,044
--------------------------------------------------------------------------------
   BROKER/DEALERS - 5.2%
   Bear Stearns
      6.125%, 02/01/03                                          1,700      1,713
      6.750%, 04/15/03                                          2,275      2,322
      6.700%, 08/01/03                                          1,600      1,653
   Bear Stearns, Ser B, MTN
      2.610%, 02/28/03                                          4,344      4,348
   Goldman Sachs Group (A)
      5.900%, 01/15/03                                          2,000      2,013
   Merrill Lynch
      6.000%, 02/12/03                                          6,895      6,960
   Merrill Lynch, Ser B, MTN
      5.610%, 01/29/03                                          2,000      2,015
      7.180%, 02/11/03                                          3,500      3,545
      7.850%, 05/30/03                                          2,750      2,837
   Morgan Stanley
      7.125%, 01/15/03                                          4,000      4,039
   Morgan Stanley, Ser C, MTN
      7.375%, 04/15/03                                          2,000      2,042
--------------------------------------------------------------------------------
   TOTAL BROKER/DEALERS                                                   33,487
--------------------------------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES - 3.1%
   Associates Corporation of North America
      6.000%, 04/15/03                                          1,285      1,302
   Associates Corporation of North America, Ser F, MTN
      6.000%, 01/09/03                                          2,500      2,519
   Associates Corporation of North America, Ser H, MTN
      6.010%, 02/07/03                                          1,000      1,008
      6.690%, 04/01/03                                          3,000      3,049
      6.290%, 08/19/03                                          1,850      1,912
   General Electric Capital
      5.375%, 01/15/03                                          5,000      5,031

                                                             OCTOBER 31, 2002 37

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                              FACE         VALUE
DESCRIPTION                                                AMT. (000)      (000)
--------------------------------------------------------------------------------
   Wells Fargo Financial
      6.250%, 11/01/02                                       $ 4,000     $ 4,000
      7.000%, 01/15/03                                         1,000       1,009
--------------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCIAL SERVICES                                   19,830
--------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 2.7%
   Alabama Power, Ser I
      5.350%, 11/15/03                                         2,500       2,581
   Alabama Power, Ser M
      7.850%, 05/15/03                                         8,725       8,969
   Georgia Power, Ser F
      5.750%, 01/31/03                                         6,000       6,051
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                              17,601
--------------------------------------------------------------------------------

   LEASING & RENTING - 3.0%
   International Lease Finance
      4.750%, 06/02/03                                         7,450       7,549
      6.750%, 11/03/03                                         2,700       2,823
   International Lease Finance, Ser J, MTN
      5.900%, 03/12/03                                         1,000       1,012
   International Lease Finance, Ser L, MTN
      4.910%, 04/04/03                                         6,500       6,561
   International Lease Finance, Ser M, MTN
      4.650%, 07/01/03                                         1,500       1,524
--------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                                                19,469
--------------------------------------------------------------------------------
   UTILITIES - 0.3%
   National Rural Utilities
      7.375%, 02/10/03                                         2,000       2,026
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                         2,026
--------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS
      (COST $94,457)                                                      94,457
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.2%
   FNMA
      5.250%, 01/15/03                                         2,000       2,012
   SLMA (B)
      1.608%, 11/21/02                                        12,000      12,000
--------------------------------------------------------------------------------
   TOTAL U.S.GOVERNMENT OBLIGATIONS
      (COST $14,012)                                                      14,012
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 10.3%
   Deutsche Bank 1.77% dated 10/31/02, matures
      11/01/02, repurchase price $66,235,256
      (collateralized by U.S. Treasury Obligations,
      total market value $67,556,836) (C)                     66,232      66,232
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $66,232)                                                      66,232
--------------------------------------------------------------------------------


38 OCTOBER 31, 2002

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                                                                          VALUE
DESCRIPTION                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND - 1.8%
   Financial Square Government Money Market Fund                                     11,814,267         $11,814
----------------------------------------------------------------------------------------------------------------
   TOTAL MONEY MARKET FUND
      (COST $11,814)                                                                                     11,814
----------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 99.8%
      (COST $644,659)                                                                                   644,659
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.2%
   Investment Advisory Fees Payable                                                                         (79)
   Administrator Fees Payable                                                                               (80)
   Custodian Fees Payable                                                                                   (11)
   Distribution Fees Payable                                                                                (91)
   Other Assets and Liabilities, Net                                                                      1,371
----------------------------------------------------------------------------------------------------------------
   TOTAL OTHER ASSETS & LIABILITIES                                                                       1,110
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Shares (unlimited  authorization
   -- no par value) based on 238,324,288 outstanding shares
   of beneficial interest                                                                               238,323
Portfolio Capital of Investment Service Shares (unlimited authorization
   -- no par value) based on 356,969,858 outstanding shares of
   beneficial interest                                                                                  356,968
Portfolio  Capital of Sweep Class Shares  (unlimited  authorization
   -- no par value) based on 50,453,752 outstanding shares
   of beneficial interest                                                                                50,452
Undistributed net investment income                                                                          46
Accumulated net realized loss on investments                                                                (20)
----------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                                                          $645,769
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL SHARES                                                                                   $1.00
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SERVICE SHARES                                                                              $1.00
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   SWEEP CLASS SHARES                                                                                     $1.00
----------------------------------------------------------------------------------------------------------------

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors".
(B) Variable Rate Security -- The rate reported is the rate in effect on October 31, 2002.
(C)  Tri-party Repurchase Agreement
FNMA -- Federal National Mortgage Association
SLMA -- Student Loan Marketing Association
MTN -- Medium Term Note
Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2002 39

Expedition Tax-Free Money Market Fund
STATEMENT OF NET ASSETS

                                                                   FACE       VALUE
DESCRIPTION                                                     AMT. (000)    (000)
-----------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.9%
   ALABAMA - 2.3%
   Mobile, Industrial Development Board RB, Holnam Inc.
      Project, Ser B (A) (B) (C)
      1.850%, 06/01/32                                              $3,000   $3,000
   Montgomery County, Special Care Financing
      Authority RB, VHA  Alabama Incorporated
      Project, Ser H, AMBAC (A) (B)
      1.900%, 12/01/30                                               1,200    1,200
-----------------------------------------------------------------------------------
   TOTAL ALABAMA                                                              4,200
-----------------------------------------------------------------------------------
   ARIZONA - 0.3%
   Apache County, Industrial Development Authority RB,
      Tucson Electrical Power - Springerville Project (A) (B) (C)
      1.900%, 12/01/20                                                 600      600
-----------------------------------------------------------------------------------
   TOTAL ARIZONA                                                                600
-----------------------------------------------------------------------------------
   COLORADO - 2.9%
   Castle Pines, North
      Metropolitan District Authority
      GO (A) (B) (C)
      1.950%, 12/01/28                                               1,200    1,200
   Colorado State, Health
      Facilities Authority RB,
      Visiting Nurse Corp.
      Project, Ser A (A) (B) (C)
      2.000%, 07/01/31                                                 900      900
   Denver City & County,
      Multi-Family
      Housing Authority RB,
      Ogden Residences Project
      (A) (B) (C)
      1.950%, 12/01/09                                                 300      300
   Denver Health & Hospital
      Authority RB, Ser B
      (A) (B) (C)
      2.000%, 12/01/31                                                 500      500
   SBC Metropolitan District
      GO (A) (B) (C)
      2.000%, 12/01/17                                               1,550    1,550
   Summit County, Colorado
      Recreational  Facilities
      Authority RB, Copper
      Mountain Project (A) (B) (C)
      1.600%, 04/01/17                                                 810      810
-----------------------------------------------------------------------------------
   TOTAL COLORADO                                                             5,260
-----------------------------------------------------------------------------------
   DELAWARE - 0.4%
   Delaware State, Economic
      Development Authority RB,
      School House Project (A) (B) (C)
      1.900%, 12/01/15                                                 750      750
-----------------------------------------------------------------------------------
   TOTAL DELAWARE                                                               750
-----------------------------------------------------------------------------------
   FLORIDA - 7.4%
   Alachua County, Health
      Facilities Authority RB,
      Oak Hammock University
      Project, Ser A (A) (B) (C)
      1.950%, 10/01/32                                               3,600    3,600
   Capital Trust Agency, Multi-
      Family Housing Authority RB,
      Community Loan Program (A) (B)
      2.200%, 12/01/32                                               2,455    2,455


40 OCTOBER 31, 2002

Expedition Tax-Free Money Market Fund
STATEMENT OF NET ASSETS
                                                              FACE         VALUE
DESCRIPTION                                                AMT. (000)      (000)
--------------------------------------------------------------------------------
   Florida State, Multi-Family
      Housing Finance Authority RB
      (A) (B)
      1.850%, 12/01/05                                        $  500      $  500
   Florida State, Multi-Family
      Housing Finance Authority RB,
      Town Colony Project, Ser EE
      (A) (B) (C)
      1.900%, 09/01/08                                         2,200       2,200
   Miami-Dade County, Industrial
      Development Authority RB,
      Holy Cross Academy Project
      (A) (B) (C)
      1.850%, 07/01/20                                         1,300       1,300
   Orange County, Industrial
      Development Authority RB,
      Orlando Hawaiian Motel
      (A) (B) (C)
      1.700%, 10/01/15                                           730         730
   Orange County, Multifamily
      Housing Finance Authority RB,
      Post Lake Apartments
      Project, FNMA (A) (B)
      1.850%, 06/01/25                                           500         500
   Palm Beach County, Economic
      Development Authority RB,
      YMCA Boynton Beach
      Project (A) (B) (C)
      1.850%, 01/01/24                                         1,700       1,700
   Tampa Catholic Health
      RB, Ser A, MBIA (B)
      5.500%, 11/15/02                                           545         546
--------------------------------------------------------------------------------
   TOTAL FLORIDA                                                          13,531
--------------------------------------------------------------------------------
   GEORGIA - 4.9%
   DeKalb County, Multi-Family
      Housing Authority RB,
      Winters Creek Apartments
      Project, FNMA (A) (B)
      1.850%, 06/15/25                                           300         300
   Dekalb County, Multi-Family
      Housing Authority RB,
      Woodhills Apartment Project
      (A) (B) (C)
      1.900%, 12/01/07                                         1,000       1,000
   Dekalb County, Development Authority RB,
      American Cancer Society (A) (B) (C)
      1.850%, 09/01/17                                         1,300       1,300
   Fulton County, Development Authority RB,
      Lovett Scholl Project (A) (B) (C)
      1.850%, 07/01/26                                         1,500       1,500
   Fulton County, Multi-Family Housing Authority RB,
      Champions Green Apartment Project, Ser B (A) (B)
      1.850%, 10/01/25                                         1,800       1,800
   Fulton County, Multi-Family Housing Authority RB,
      Hampton Hills Apartment Project (A) (B)
      1.850%, 06/01/23                                           600         600
   Macon-Bibb County, Hospital Authority RB,
      Medical Control Center Project (A) (B) (C)
      1.850%, 12/01/18                                         1,700       1,700
   Southern Georgia, Hospital Revenue
      Authority RB, Alliance
      Community Hospitals Project,
      Ser A, AMBAC (B) (A)
      1.950%, 04/01/29                                           600         600

                                                             OCTOBER 31, 2002 41

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                              FACE         VALUE
DESCRIPTION                                                AMT. (000)      (000)
--------------------------------------------------------------------------------
   Thomasville, Hospital Authority RB, Antic Certificates,
      J.D. Archbold Project (A) (B) (C)
      1.850%, 11/01/17                                          $  100    $  100
--------------------------------------------------------------------------------
   TOTAL GEORGIA                                                           8,900
--------------------------------------------------------------------------------
   ILLINOIS - 14.9%
   Chicago Illinois, Neighborhoods Alive GO,
      Ser B, MBIA (A) (B)
      1.850%, 01/01/37                                           3,000     3,000
   East Peoria, Multi-Family Housing RB (A) (B) (C)
      2.100%, 06/01/08                                             470       470
   Illinois State, Development Finance Authority RB,
      Goodman Theater Project (A) (B) (C)
      1.900%, 12/01/33                                           1,750     1,750
   Illinois State, Development Finance Authority RB,
      Wbez Alliance Incorporated Project (A) (B) (C)
      1.850%, 03/01/29                                           1,800     1,800
   Illinois State, Educational Facilities Authority RB,
      ACI Cultural Pooled Financing Project (A) (B) (C)
      1.850%, 08/01/30                                           3,600     3,600
   Illinois State, Educational Facilities Authority RB,
      Concordia University River Project (A) (B) (C)
      2.050%, 10/01/31                                           4,800     4,800
   Illinois State, Educational Facilities Authority RB,
      Cultural Pooled Financing (A) (B) (C)
      1.850%, 03/01/28                                           1,500     1,500
   Illinois State, Health Facilities Authority RB,
      Elmhurst Memorial Hospital Project, Ser B (A) (B)
      2.050%, 01/01/20                                           2,500     2,500
   Lake County, Community Unit School District GO,
      Ser A, FSA ETM
      6.100%, 12/01/02                                           1,500     1,505
   Lincolnwood, Industrial Development Authority RB,
      Self Storage Center Project (A) (B) (C)
      2.000%, 02/01/04                                           1,270     1,270
   Oakbrook Terrace, Industrial Development Authority RB,
      Oakbrook Terrace Atrium Project (A) (B) (C)
      1.550%, 12/01/25                                           2,000     2,000
   Orland Park, Industrial
      Development  Authority RB (A) (B) (C)
      1.750%, 12/28/04                                             890       890
   River Grove, Industrial Development Authority RB,
      Self Storage Center Project (A) (B) (C)
      2.000%, 02/01/03                                           1,285     1,285
   Tinley Park, Special Assessment RB, Town Pointe
      Development Project (A) (B) (C)
      1.900%, 02/01/07                                             870       870
--------------------------------------------------------------------------------
   TOTAL ILLINOIS                                                         27,240
--------------------------------------------------------------------------------


42 OCTOBER 31, 2002

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                                FACE       VALUE
DESCRIPTION                                                  AMT. (000)    (000)
--------------------------------------------------------------------------------
   INDIANA - 7.0%
   Indiana Bond Bank, RN, Ser B
      2.000%, 01/22/03                                          $1,700    $1,702
   Indiana Health Facility Financing Authority RB,
      Access Poll Progress, Ser A (A) (B) (C)
      1.850%, 04/01/12                                           3,000     3,000
   Indiana State, Development Finance Authority RB,
      Cathedral High School Project (A) (B) (C)
      2.000%, 09/01/26                                           2,400     2,400
   Indiana State, Educational Facilities Authority RB,
      Evansville University Project, Ser B (A) (B) (C)
      2.000%, 12/01/29                                           2,000     2,000
   Indiana State, Health Facilities Financing Authority RB,
      Capital Access Project (A) (B) (C)
      1.850%, 04/01/13                                           1,700     1,700
   North Side High School Building BAN
      2.050%, 04/15/03                                           1,050     1,050
   Vigo County, School Temporary Loan Warrants
      2.300%, 12/30/02                                           1,000     1,000
--------------------------------------------------------------------------------
   TOTAL INDIANA                                                          12,852
--------------------------------------------------------------------------------
   IOWA - 3.7%
   Chillicothe, Pollution Control Authority RB,
      Iowa-Illinois Gas & Electric Project (A) (B)
      2.000%, 01/01/23                                           2,850     2,850
   Iowa State, Finance Authority RB, Burlington Medical
      Center Project, FSA (A) (B)
      2.000%, 06/01/27                                             200       200
   Iowa State, Finance Authority RB, Carroll Kuemper
      Private School Project (A) (B) (C)
      2.000%, 06/01/28                                           1,600     1,600
   Iowa State, Finance Authority RB, Drake University
      Project (A) (B) (C)
      2.050%, 07/01/31                                             600       600
   Louisa County, Pollution Control Authority RB,
      Iowa-Illinois Gas & Electric Project, Ser A (A) (B)
      1.950%, 09/01/16                                           1,500     1,500
--------------------------------------------------------------------------------
   TOTAL IOWA                                                              6,750
--------------------------------------------------------------------------------
   KANSAS - 3.9%
   Kansas State Development Finance
      Authority Lease RB (A) (B)
      2.000%, 12/01/34                                           2,050     2,050
   Olathe, Health Facilities RB, Olathe Medical Center,
      Ser A, AMBAC (A) (B)
      2.000%, 09/01/32                                           3,900     3,900
   Olathe, Recreational Facility Authority RB, YMCA of
      Greater Kansas City Project, Ser B (A) (B) (C)
      2.100%, 11/01/16                                           1,100     1,100
--------------------------------------------------------------------------------
   TOTAL KANSAS                                                            7,050
--------------------------------------------------------------------------------


                                                             OCTOBER 31, 2002 43

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                                FACE       VALUE
DESCRIPTION                                                  AMT. (000)    (000)
--------------------------------------------------------------------------------
   KENTUCKY - 2.7%
   Lexington-Fayette Urban County,
      Government Industrial
      Building Authority RB,
      American Horse Shows Association
      Project (A) (B) (C)
      2.000%, 12/01/18                                          $2,015    $2,015
   Lexington-Fayette Urban County,
      Sayre School RB (A) (B) (C)
      1.900%, 08/01/21                                           3,000     3,000
--------------------------------------------------------------------------------
   TOTAL KENTUCKY                                                          5,015
--------------------------------------------------------------------------------
   MASSACHUSETTS - 0.5%
   Blackstone Valley Vocational
      School Authority BAN
      2.500%, 07/15/03                                           1,000     1,004
--------------------------------------------------------------------------------
   TOTAL MASSACHUSETTS                                                     1,004
--------------------------------------------------------------------------------
   MICHIGAN - 6.5%
   Cedar Springs Public School GO State Aid Notes
      1.800%, 08/21/03                                           2,300     2,303
   Farmington Hills Michigan Hospital Finance Authority RB,
      Botsford General Hospital, Ser B, MBIA (A) (B)
      2.000%, 02/15/16                                           1,200     1,200
   Jackson County, Economic Development Authority RB,
      Thrifty Leoni Project (A) (B) (C)
      2.150%, 12/01/14                                           1,000     1,000
   Michigan State Job Development Authority RB,
      East Lansing Residential Project (A) (B) (C)
      1.650%, 12/01/14                                             900       900
   Michigan State Municipal Bond Authority RN
      2.250%, 08/22/03                                           1,500     1,510
   Michigan State Strategic Fund Limited RB,
      Van Andel Research Institute Project (A) (B) (C)
      1.850%, 03/01/39                                           3,500     3,500
   Pinckney Michigan Community Schools State Aid Notes
      1.850%, 08/21/03                                           1,500     1,503
--------------------------------------------------------------------------------
   TOTAL MICHIGAN                                                         11,916
--------------------------------------------------------------------------------
   MINNESOTA - 1.0%
   Duluth Minnesota Economic Development Authority RB,
      Miller-Dwan Medical Center Project (A) (B) (C)
      2.050%, 06/01/19                                             100       100
   Roseville Minnesota Health Care Facilities Authority RB,
      Presbyterian Homes Project (A) (B) (C)
      2.050%, 10/02/29                                           1,790     1,790
--------------------------------------------------------------------------------
   TOTAL MINNESOTA                                                         1,890
--------------------------------------------------------------------------------
   MISSOURI - 11.0%
   Clayton, Industrial Development Authority RB,
      Bailey Court Project (A) (B) (C)
      2.000%, 01/01/09                                             500       500


44 OCTOBER 31, 2002

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                                FACE       VALUE
DESCRIPTION                                                  AMT. (000)    (000)
--------------------------------------------------------------------------------
   Jackson County, Industrial Development Authority RB,
      YMCA Greater Kansas Project, Ser A (A) (B) (C)
      2.100%, 11/01/16                                         $4,100     $4,100
   Kansas City, Industrial Development Authority RB,
      Bethesda Living Center Project, Ser A (A) (B) (C)
      2.000%, 08/01/31                                          2,200      2,200
   Kansas City, Industrial Development Authority RB,
      Clover Sets Apartment Program (A) (B) (C)
      2.200%, 10/01/15                                          1,350      1,350
   Kansas City, Industrial Development Authority RB,
      Ewing Marion Kaufman (A) (B)
      1.950%, 04/01/27                                            300        300
   Missouri State, Health & Educational
      Facilities Authority RB,
      Drury College Project (A) (B) (C)
      2.050%, 08/15/24                                          3,650      3,650
   Missouri State, Health & Educational
      Facilities Authority RB,
      Saint Louis University Project,
      Ser B (A) (B)
      2.000%, 10/01/24                                          2,000      2,000
   Missouri State, Health & Educational
      Facilities Authority RN,
      Camdenton Project, Ser C
      2.250%, 10/24/03                                          3,050      3,069
   Saint Louis, Industrial Development Authority RB,
      Schnuck Markets Kirkwood Project (A) (B) (C)
      1.975%, 12/01/15                                            900        900
   University of Missouri RB, Ser B (A) (B)
      1.950%, 11/01/30                                          2,000      2,000
--------------------------------------------------------------------------------
   TOTAL MISSOURI                                                         20,069
--------------------------------------------------------------------------------
   MONTANA - 0.8%
   Montana State, Board Investment RB, Municipal
      Finance Consolidated-Intercap Project (A) (B)
      1.900%, 03/01/25                                          1,500      1,500
--------------------------------------------------------------------------------
   TOTAL MONTANA                                                           1,500
--------------------------------------------------------------------------------
   OHIO - 6.2%
   Allen County BAN
      1.780%, 09/10/03                                          1,000      1,002
   Ashtabula Area, Ohio City Schools BAN, Ser B
      2.250%, 03/20/03                                            750        752
   Clermont County, Economic Development Authority RB,
      John Q. Hammons Project (A) (B) (C)
      2.000%, 05/01/12                                            715        715
   Cuyahoga County Ohio Hospital RB, Cleveland Clinic,
      Cl D (A) (B)
      2.000%, 01/01/26                                            600        600
   Ohio State Building Authority RB, Frank J Lausch
      Office Building, Pre-Refunded@100 (A) (B) (D)
      10.125%, 10/01/06                                           450        463

                                                             OCTOBER 31, 2002 45

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                              FACE         VALUE
DESCRIPTION                                                AMT. (000)      (000)
--------------------------------------------------------------------------------
   Ohio State, American Municipal Power BAN,
      Amherst City Project
      2.300%, 12/05/02                                         $1,065     $1,065
   Ohio State, American Municipal Power BAN,
      Bowling Green Project
      2.250%, 12/04/02                                          1,000      1,000
   Ohio State, American Municipal Power BAN,
      Electric System Improvement Project
      1.800%, 07/16/03                                            500        500
   Ohio State, American Municipal Power BAN,
      Saint Mary's City Project
      1.700%, 10/09/03                                            870        870
   Ohio State, Higher Education Facilities RB,
      Kenyon College Project (A) (B)
      1.900%, 08/01/33                                            150        150
   Shaker Heights GO Notes, Shaker Town
      Centre Community Development
      2.250%, 07/10/03                                          1,000      1,005
   Toledo Lucas County, Port Facilities Authority RB,
      Toledo Museum of Art Project (A) (B) (C)
      1.850%, 09/01/19                                          1,200      1,200
   Westlake, Economic Development Authority RB,
      Cross County Inns Project (A) (B) (C)
      2.100%, 11/01/06                                            295        295
   Zanesville Ohio City School District GO Notes, Ser A
      2.030%, 03/13/03                                          1,700      1,704
--------------------------------------------------------------------------------
   TOTAL OHIO                                                             11,321
--------------------------------------------------------------------------------
   OKLAHOMA - 1.1%
   Tulsa, Industrial Development Authority RB,
      Tulsa County Housing Fund Project (A) (B)
      2.200%, 10/01/32                                          2,000      2,000
--------------------------------------------------------------------------------
   TOTAL OKLAHOMA                                                          2,000
--------------------------------------------------------------------------------
   OREGON - 0.5%
   Oregon State TRAN, Ser A,
      3.250%, 05/01/03                                          1,000      1,006
--------------------------------------------------------------------------------
   TOTAL OREGON                                                            1,006
--------------------------------------------------------------------------------
   PENNSYLVANIA - 11.1%
   Allegheny County GO, Ser C-50 (A) (B)
      2.050%, 05/01/27                                          2,500      2,500
   Allegheny County TRAN, Ser B,
      3.250%, 12/20/02                                          2,000      2,003
   Dauphin County, General Authority RB, Allied Health
      Pooled Financing Program, Ser B, FSA (A) (B)
      1.950%, 10/01/27                                          1,300      1,300


46 OCTOBER 31, 2002

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                               FACE        VALUE
DESCRIPTION                                                 AMT. (000)     (000)
--------------------------------------------------------------------------------
   Montgomery County Redevelopment Authority RB,
      Brookside Manor Apartments Project, Ser A (A) (B)
      1.800%, 08/15/31                                          $1,500    $1,500
   North Wales, Rural Water Authority RN
      4.000%, 12/15/02                                             500       501
   Pennsylvania State, Economic Development Financing
      Authority RB, Philadelphia Area Project,
      Ser J3 (A) (B) (C)
      1.900%, 11/01/30                                           4,200     4,200
   Pennsylvania State, Higher Education Association
      Independent Colleges RB, Ser 11 (A) (B) (C)
      1.900%, 11/01/31                                           2,000     2,000
   Pennsylvania State, Turnpike Commission Authority RB,
      Ser B (A) (B)
      1.880%, 12/01/12                                           2,500     2,500
   Philadelphia, Hospital & Higher Education Facilities
      Authority RB, Temple East Project, Ser B (A) (B) (C)
      1.900%, 06/01/14                                             300       300
   Philadelphia, Redevelopment Authority RB,
      Ingles House Project (A) (B)
      2.150%, 05/01/17                                             500       500
   Philadelphia TRAN, Ser A
      3.000%, 06/30/03                                           3,000     3,029
--------------------------------------------------------------------------------
   TOTAL PENNSYLVANIA                                                     20,333
--------------------------------------------------------------------------------
   TENNESSEE - 2.0%
   Nashville Metropolitan Government RB,
      Father Ryan High School Project (A) (B) (C)
      1.850%, 07/01/22                                           2,500     2,500
   Wilson County, Industrial Development Board RB,
      Hartmann Luggage Project (A) (B)
      1.940%, 07/01/26                                           1,100     1,100
--------------------------------------------------------------------------------
   TOTAL TENNESSEE                                                         3,600
--------------------------------------------------------------------------------
   TEXAS - 0.2%
   Corpus Christi, Industrial Development Authority RB,
      Texas Air Investment Project (A) (B) (C)
      1.800%, 08/01/11                                             385       385
--------------------------------------------------------------------------------
   TOTAL TEXAS                                                               385
--------------------------------------------------------------------------------
   UTAH - 1.3%
   Utah Transport Sales Tax Revenue Authority RB,
      Ser B (A) (B) (C)
      1.850%, 09/01/32                                           1,800     1,800
   Weber County School District GO (A) (B)
      4.000%, 06/15/03                                             565       573
--------------------------------------------------------------------------------
Total Utah                                                                 2,373
--------------------------------------------------------------------------------

                                                             OCTOBER 31, 2002 47

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                                FACE       VALUE
DESCRIPTION                                                  AMT. (000)    (000)
--------------------------------------------------------------------------------
   VERMONT - 2.0%
   Vermont State, Educational & Health Buildings
      Financing Authority RB, Capital Asset Financing Program,
      Ser 1 (A) (B) (C)
      1.950%, 06/01/22                                           $3,700   $3,700
--------------------------------------------------------------------------------
   TOTAL VERMONT                                                           3,700
--------------------------------------------------------------------------------
   WASHINGTON - 0.7%
   Seattle, Low Income Housing Authority RB,
      Foss Home Project (A) (B) (C)
      1.950%, 12/01/24                                              140      140
   Washington State, Housing Finance Commission Non-Profit RB,
      Panorama City Project (A) (B) (C)
      2.000%, 01/01/27                                              400      400
   Washington State, Housing Finance Commission Non-Profit RB,
      Tacoma Art Museum Project (A) (B) (C)
      1.950%, 06/01/32                                              200      200
   Washington State, Housing Finance Commission Non-Profit RB,
      Vincent Depaul Project, Ser A, (A) (B) (C)
      1.900%, 02/01/30                                              500      500
   Washington State, Housing Finance Commission Non-Profit RB,
      YMCA Columbia/Willamette Project (A) (B) (C)
      1.950%, 08/01/24                                              100      100
--------------------------------------------------------------------------------
   TOTAL WASHINGTON                                                        1,340
--------------------------------------------------------------------------------
   WEST VIRGINIA - 0.7%
   Putnam County, Industrial Development RB,
      FMC Project (A) (B) (C)
      1.450%, 10/01/11                                            1,200    1,200
--------------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                                                     1,200
--------------------------------------------------------------------------------
   WISCONSIN - 2.6%
   Wisconsin State, Health & Educational Facilities Authority RB,
      Gundersen Lutheran Project, Ser B, FSA (A) (B)
      2.000%, 12/01/29                                            1,400    1,400
   Wisconsin State, Health & Educational Facilities Authority RB,
      Milwaukee Protestant Home Project, Ser A (A) (B) (C)
      2.000%, 10/01/29                                              900      900
   Wisconsin State, Health & Educational Facilities Authority RB,
      Oakwood Village East Lutheran Homes Project (A) (B) (C)
      2.000%, 08/15/30                                            2,500    2,500
--------------------------------------------------------------------------------
   TOTAL WISCONSIN                                                         4,800
--------------------------------------------------------------------------------
   WYOMING - 1.1%
   Cambell County, School District TAW
      2.500%, 06/26/03                                            1,500    1,504


48 OCTOBER 31, 2002

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                                      FACE          VALUE
DESCRIPTION                                                        AMT. (000)       (000)
------------------------------------------------------------------------------------------
   Cheyenne County, Economic Development RB,
      Holiday Inn Project (A) (B) (C)
      1.700%, 10/01/10                                                  $475     $    475
------------------------------------------------------------------------------------------
   TOTAL WYOMING                                                                    1,979
------------------------------------------------------------------------------------------
   MULTI-STATE - 1.2%
   Greystone, Municipal Lease Certificate Trust Authority COP,
      Ser A (A) (B) (C)
      2.000%, 07/01/05                                                   665          665
   Greystone, Tax Exempt Certificate Trust  Authority RB, Senior
      Certificate of Beneficial  Ownership Project (A) (B) (C)
      2.030%, 05/01/28                                                   705          705
   McDonald Tax-Exempt Mortgage Trust (A) (B) (C)
      2.100%, 01/15/09                                                   748          748
------------------------------------------------------------------------------------------
   TOTAL MULTI-STATE                                                                2,118
------------------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS
      (COST $184,682)                                                             184,682
------------------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.9%
      (Cost $184,682)                                                             184,682
------------------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES - (0.9)%
   Investment Advisory Fees Payable                                                   (24)
   Administrator Fees Payable                                                         (23)
   Custodian Fees Payable                                                              (3)
   Distribution Fees Payable                                                          (19)
   Other Assets and Liabilities, Net                                               (1,539)
------------------------------------------------------------------------------------------
   TOTAL OTHER ASSETS & LIABILITIES                                                (1,608)
------------------------------------------------------------------------------------------

NET ASSETS:
Portfolio Capital of Institutional Shares
  (unlimited  authorization -- no par
   value) based on 97,796,058 outstanding shares of
   beneficial interest                                                             97,796
Portfolio Capital of Investment Service Shares
   (unlimited authorization -- no par value)
   based on 76,860,590 outstanding shares of
   beneficial interest                                                             76,861
Portfolio Capital of Sweep Class Shares
   (unlimited authorization -- no par value)
   based on 8,428,555 outstanding shares of
   beneficial interest                                                              8,428
Distribution in excess of net investment income                                        (1)
Accumulated net realized loss on investments                                          (10)
------------------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                                    $183,074
==========================================================================================

                                                             OCTOBER 31, 2002 49

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                                           VALUE
DESCRIPTION                                                                (000)
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL SHARES                                                    $1.00
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SERVICE SHARES                                               $1.00
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   SWEEP CLASS SHARES                                                      $1.00
--------------------------------------------------------------------------------

(A) Floating rate security.
(B) Put & Demand Feature -- the date reported is the final maturity date, not the next reset or put date.
(C) Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(D) Pre-Refunded Security -- The maturity date shown is the pre-refunded date. AMBAC -- American Municipal
Bond  Assurance  Company
BAN -- Bond  Anticipation  Notes
Cl --  Class
COP -- Certificate  of  Participation
ETM --  Escrowed  to  Maturity
FNMA --  Federal National Mortgage Association
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
RN -- Revenue  Notes
Ser -- Series
TAW -- Tax  Anticipation  Warrants
TRAN -- Tax & Revenue Anticipation Notes
VHA -- Veterans Hospital Administration

The accompanying notes are an integral part of the financial statements.

50 OCTOBER 31, 2002

STATEMENTS OF OPERATIONS (000)
For the year ended October 31, 2002


                                                EXPEDITION         EXPEDITION
                                                  EQUITY          EQUITY INCOME
                                                   FUND               FUND
                                                ----------        -------------
INVESTMENT INCOME:
   Dividends                                    $  3,424             $   341
   Interest                                           69                  12
                                                --------             -------
   Total investment income                         3,493                 353
                                                --------             -------
EXPENSES:
   Investment Advisory fees                        1,986                 146
   Administrator fees                                530                  75
   Transfer Agent fees                               345                  99
   Custody fees                                       53                   4
   Trustees' fees                                      6                  --
   Registration fees                                  44                  (3)
   Professional fees                                  34                  13
   Printing fees                                      26                   1
   Distribution fees --
     Investment Shares - Class A                      26                   1
     Investment Shares - Class B                     174                   9
   Amortization of organization costs                 32                  --
   Other fees                                         17                   1
                                                --------             -------
   Total  expenses                                 3,273                 346
                                                --------             -------
   Less:
   Waiver of investment advisory fees                 --                 (92)
                                                --------             -------
   Net expenses                                    3,273                 254
                                                --------             -------
   NET INVESTMENT INCOME                             220                  99
                                                --------             -------
   Net realized loss on investments              (35,629)             (6,195)
   Net change in unrealized
     appreciation (depreciation)
     of investments                              (22,715)              1,648
                                                --------             -------
   NET REALIZED AND UNREALIZED
     LOSS ON INVESTMENTS                         (58,344)             (4,547)
                                                --------             -------
   NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                 $(58,124)            $(4,448)
                                                ========             =======

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2002 51

STATEMENTS OF OPERATIONS (000)
For the year ended October 31, 2002

                                                EXPEDITION         EXPEDITION
                                                INVESTMENT     TAX-FREE INVESTMENT
                                                GRADE BOND         GRADE BOND
                                                   FUND               FUND
                                                ----------     -------------------
INVESTMENT INCOME:
   Interest                                       $7,120              $3,693
                                                  ------              ------
   Total investment income                         7,120               3,693
                                                  ------              ------
EXPENSES:
   Investment Advisory fees                          607                 388
   Administrator fees                                243                 155
   Transfer Agent fees                               145                  89
   Custody fees                                       24                  16
   Trustees' fees                                      2                   1
   Registration fees                                  16                   3
   Professional fees                                  30                  17
   Printing fees                                      17                   3
   Distribution fees --
     Investment Shares - Class A                      13                   2
     Investment Shares - Class B                      13                   2
   Other fees                                         11                  13
                                                  ------              ------
   Total  expenses                                 1,121                 689
                                                  ------              ------
   Less:
   Waiver of investment advisory fees               (123)                (64)
                                                  ------              ------
   Net expenses                                      998                 625
                                                  ------              ------
   Investment income -- net                        6,122               3,068
                                                  ------              ------
   Net realized gain on investments                1,462               1,276
   Net change in unrealized
     appreciation (depreciation)
     of investments                                  151                (590)
                                                  ------              ------
   NET REALIZED AND UNREALIZED
      GAIN ON INVESTMENTS                          1,613                 686
                                                  ------              ------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                    $7,735              $3,754
                                                  ======              ======


The accompanying notes are an integral part of the financial statements.

52 OCTOBER 31, 2002

STATEMENTS OF OPERATIONS (000)
For the year ended October 31, 2002


                                                                   EXPEDITION
                                                EXPEDITION          TAX-FREE
                                               MONEY MARKET       MONEY MARKET
                                                   FUND               FUND
                                               ------------       ------------
INVESTMENT INCOME:
   Interest                                      $11,464              $2,647
                                                 -------              ------
   Total investment income                        11,464               2,647
                                                 -------              ------
EXPENSES:
   Investment Advisory fees                        2,294                 623
   Administrator fees                                860                 233
   Transfer Agent fees                               341                  96
   Custody fees                                      115                  31
   Trustees' fees                                     17                   4
   Registration fees                                  59                  21
   Professional fees                                 117                  24
   Printing fees                                      94                  12
   Shareholder Servicing fees --
     Investment Service Shares                       861                 213
     Sweep Class Shares                              188                  16
   Amortization of organization costs                 --                   5
   Other fees                                         18                   6
                                                 -------              ------
   Total expenses                                  4,964               1,284
                                                 -------              ------
   Less:
   Waiver of investment advisory fees             (1,335)               (385)
                                                 -------              ------
   Net expenses                                    3,629                 899
                                                 -------              ------
   Investment income -- net                         7,835               1,748
                                                 -------              ------
   Net realized loss on investments                  (21)                 (3)
                                                 -------              ------
   NET REALIZED LOSS
     ON INVESTMENTS                                  (21)                 (3)
                                                 -------              ------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $ 7,814              $1,745
                                                 =======              ======


Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2002 53

STATEMENTS OF CHANGES IN NET ASSETS (000)

For the years ended October 31,

                                                        EXPEDITION               EXPEDITION
                                                           EQUITY               EQUITY INCOME
                                                            FUND                    FUND
                                                  ---------------------     ---------------------
                                                     Year       Year          Year        Year
                                                    Ended       Ended         Ended       Ended
                                                  10/31/02     10/31/01     10/31/02     10/31/01
                                                  --------     --------     --------     --------
OPERATIONS:
Investment income (loss) -- net                   $    220    $    (569)         $99         $154
Net realized loss on investments                   (35,629)     (36,098)      (6,195)        (398)
Net change in unrealized appreciation
   (depreciation) of investments                   (22,715)    (127,097)       1,648       (8,158)
                                                  --------    ---------      -------      -------
Net decrease in net assets resulting
   from operations                                 (58,124)    (163,764)      (4,448)      (8,402)
                                                  --------    ---------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
   Institutional Shares                                 --           --         (100)        (146)
   Investment Shares - Class A                          --           --           (1)          (1)
   Investment Shares - Class B                          --           --           --           --
Net realized gain on investments:
   Institutional Shares                                 --      (53,790)          --       (1,643)
   Investment Shares - Class A                          --       (1,483)          --          (17)
   Investment Shares - Class B                          --       (2,806)          --          (37)
                                                  --------    ---------      -------      -------
   Total distributions                                  --      (58,079)        (101)      (1,844)
                                                  --------    ---------      -------      -------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                              27,244       64,142          837        2,060
   Shares issued in lieu of cash distributions          --       53,714           --          816
   Payments for redemptions                        (91,883)     (47,581)      (3,183)      (7,118)
                                                  --------    ---------      -------      -------
Increase (decrease) in net assets from
   Institutional Shares transactions               (64,639)      70,275       (2,346)      (4,242)
                                                  --------    ---------      -------      -------
Investment Shares - Class A:
   Proceeds from sales                               2,186        8,889          185          536
   Shares issued in lieu of cash distributions          --        1,426            1           19
   Payments for redemptions                         (3,917)      (2,609)        (170)        (272)
                                                  --------    ---------      -------      -------
Increase (decrease) in net assets from
   Investment Shares - Class A transactions         (1,731)       7,706           16          283
                                                  --------    ---------      -------      -------
Investment Shares - Class B:
   Proceeds from sales                               3,115       11,135          399          916
   Shares issued in lieu of cash distributions          --        2,774           --           36
   Payments for redemptions                         (3,773)      (4,212)        (285)        (235)
                                                  --------    ---------      -------      -------
Increase (decrease) in net assets from
   Investment Shares - Class B transactions           (658)       9,697          114          717
                                                  --------    ---------      -------      -------
Total increase (decrease) in net assets from
   capital share transactions                      (67,028)      87,678       (2,216)      (3,242)
                                                  --------    ---------      -------      -------
   Total decrease in net assets                   (125,152)    (134,165)      (6,765)     (13,488)
                                                  --------    ---------      -------      -------
NET ASSETS AT BEGINNING OF YEAR                    318,431      452,596       21,645       35,133
                                                  --------    ---------      -------      -------
NET ASSETS AT END OF YEAR                         $193,279    $ 318,431      $14,880      $21,645
                                                  ========    =========      =======      =======

(1) See note 4 in the notes to financial statements for additional information. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54 OCTOBER 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS (000)

For the years ended October 31,

                                                                                              EXPEDITION
                                                                     EXPEDITION                TAX-FREE
                                                                  INVESTMENT GRADE         INVESTMENT GRADE
                                                                      BOND FUND                BOND FUND
                                                               ---------------------     ---------------------
                                                                 Year         Year         Year          Year
                                                                 Ended        Ended       Ended         Ended
                                                               10/31/02     10/31/01     10/31/02      10/31/01
                                                               --------     --------     --------      -------
OPERATIONS:
Investment income -- net                                       $  6,122     $  7,224      $ 3,068      $ 3,573
Net realized gain on investments                                  1,462        2,347        1,276          488
Net change in unrealized appreciation
   (depreciation) of investments                                    151        9,431         (590)       3,799
                                                               --------     --------      -------      -------
Net increase in net assets resulting
   from operations                                                7,735       19,002        3,754        7,860
                                                               --------     --------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Investment income -- net:
   Institutional Shares                                          (5,843)      (6,936)      (3,033)      (3,538)
   Investment Shares - Class A                                     (250)        (265)         (31)         (31)
   Investment Shares - Class B                                      (54)         (23)          (6)          (4)
Realized capital gains -- net:
   Institutional Shares                                              --           --         (335)          --
   Investment Shares - Class A                                       --           --           (3)          --
   Investment Shares - Class B                                       --           --           (1)          --
                                                               --------     --------      -------      -------
Total distributions                                              (6,147)      (7,224)      (3,409)      (3,573)
                                                               --------     --------      -------      -------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                                           24,890       11,695        6,231       16,652
   Shares issued in lieu of cash distributions                    3,393        4,769          327           --
   Payments for redemptions                                     (38,707)     (44,815)     (18,293)     (19,165)
                                                               --------     --------      -------      -------
Decrease in net assets from
   Institutional Shares transactions                            (10,424)     (28,351)     (11,735)      (2,513)
                                                               --------     --------      -------      -------
Investment Shares - Class A:
   Proceeds from sales                                              459          452            2          330
   Shares issued in lieu of cash distributions                      189          188           33           29
   Payments for redemptions                                        (698)      (1,050)         (86)         (46)
                                                               --------     --------      -------      -------
Increase (decrease) in net assets from
   Investment Shares - Class A transactions                         (50)        (410)         (51)         313
                                                               --------     --------      -------      -------
Investment Shares - Class B:
   Proceeds from sales                                            1,224          852           63          170
   Shares issued in lieu of cash distributions                       47           22            5            4
   Payments for redemptions                                        (454)         (71)         (27)          (1)
                                                               --------     --------      -------      -------
Increase in net assets from Investment
   Shares - Class B transactions                                    817          803           41          173
                                                               --------     --------      -------      -------
Total decrease in net assets from
   capital share transactions                                    (9,657)     (27,958)     (11,745)      (2,027)
                                                               --------     --------      -------      -------
Total increase (decrease) in net assets                          (8,069)     (16,180)     (11,400)       2,260
                                                               --------     --------      -------      -------
NET ASSETS AT BEGINNING OF YEAR                                 125,600      141,780       87,515       85,255
                                                               --------     --------      -------      -------
NET ASSETS AT END OF YEAR                                      $117,531     $125,600      $76,115      $87,515
                                                               ========     ========      =======      =======

(1) See note 4 in the notes to financial statements for additional information Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2002 55

STATEMENTS OF CHANGES IN NET ASSETS (000)

For the years ended October 31,

                                                                                                         EXPEDITION
                                                                      EXPEDITION                          TAX-FREE
                                                                     MONEY MARKET                       MONEY MARKET
                                                                         FUND                              FUND
                                                                ------------------------         ------------------------
                                                                  Year            Year             Year            Year
                                                                  Ended           Ended            Ended          Ended
                                                                10/31/02        10/31/01         10/31/02        10/31/01
                                                                --------        --------         --------        --------
OPERATIONS:
Investment income -- net                                        $  7,835        $ 23,780         $  1,748        $  3,571
Net realized gain (loss) on investments                              (21)             49               (3)              1
                                                                --------        --------         --------        --------
Net increase in net assets resulting
   from operations                                                 7,814          23,829            1,745           3,572
                                                                --------        --------         --------        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
   Institutional Shares                                           (2,741)         (6,979)            (829)         (1,440)
   Investment Service Shares                                      (4,494)        (14,958)            (881)         (1,962)
   Sweep Class Shares                                               (601)         (1,845)             (38)           (162)
                                                                --------        --------         --------        --------
Total distributions                                               (7,836)        (23,782)          (1,748)         (3,564)
                                                                --------        --------         --------        --------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                                           781,592         786,630          203,523         254,669
   Shares issued in lieu of cash distributions                       149             322               --              --
   Payments for redemptions                                     (691,209)       (770,051)        (141,669)       (224,351)
                                                                --------        --------         --------        --------
Increase in net assets from
   Institutional Shares transactions                              90,532          16,901           61,854          30,318
                                                                --------        --------         --------        --------
Investment Service Shares:
   Proceeds from sales                                           721,789         807,964          166,273         225,545
   Shares issued in lieu of cash distributions                       398           1,376               12              32
   Payments for redemptions                                     (743,113)       (756,029)        (202,949)       (184,601)
                                                                --------        --------         --------        --------
Increase (decrease) in net assets from
   Investment Service Shares transactions                        (20,926)         53,311          (36,664)         40,976
                                                                --------        --------         --------        --------
Sweep Class Shares:
   Proceeds from sales                                           154,371         137,030           17,731          29,675
   Shares issued in lieu of cash distributions                       575           1,769               33             143
   Payments for redemptions                                     (157,019)       (118,253)         (13,404)        (27,808)
                                                                --------        --------         --------        --------
Increase (decrease) in net assets from
   Sweep Class Shares transactions                                (2,073)         20,546            4,360           2,010
                                                                --------        --------         --------        --------
Total increase in net assets from
   capital share transactions                                     67,533          90,758           29,550          73,304
                                                                --------        --------         --------        --------
Total increase in net assets                                      67,511          90,805           29,547          73,312
                                                                --------        --------         --------        --------
NET ASSETS AT BEGINNING OF YEAR                                  578,258         487,453          153,527          80,215
                                                                --------        --------         --------        --------
NET ASSETS AT END OF YEAR                                       $645,769        $578,258         $183,074        $153,527
                                                                ========        ========         ========        ========

(1) See note 4 in the notes to financial statements for additional information. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56 OCTOBER 31, 2002

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout each Period


-----------------------------------------------------------------------------------------------------------------------------------
                            NET          NET       REALIZED AND     DISTRIBUTIONS                 NET ASSET
                       ASSET VALUE,  INVESTMENT     UNREALIZED         FROM NET    DISTRIBUTIONS   VALUE,             NET ASSETS
                         BEGINNING     INCOME    GAINS OR (LOSSES)    INVESTMENT        FROM       END OF     TOTAL     END OF
                         OF PERIOD     (LOSS)     ON INVESTMENTS        INCOME     CAPITAL GAINS   PERIOD    RETURN+  PERIOD (000)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                    $ 7.99       0.01           (1.86)               --           --        $ 6.14     (23.15)%   $173,038
  2001                     14.25      (0.01)          (4.44)               --        (1.81)         7.99     (34.99)%    288,992
  2000                     13.09      (0.02)           2.67                --        (1.49)        14.25      22.01%     422,148
  1999                     10.55         --            3.13                --        (0.59)        13.09      30.87%     363,694
  1998                      9.39       0.06            1.67             (0.06)       (0.51)        10.55      19.18%     283,170
  Investment Shares - Class A
  2002                    $ 7.93      (0.02)          (1.83)               --           --        $ 6.08     (23.33)%   $  7,100
  2001                     14.18      (0.03)          (4.41)               --        (1.81)         7.93     (35.11)%     11,253
  2000                     13.06      (0.03)           2.64                --        (1.49)        14.18      21.73%      10,090
  1999                     10.58      (0.03)           3.10                --        (0.59)        13.06      30.16%       4,688
  1998(1)                   9.65       0.04            1.45             (0.05)       (0.51)        10.58      16.16%       1,911
  Investment Shares - Class B
  2002                    $ 7.72      (0.07)          (1.78)               --           --        $ 5.87     (23.96)%   $ 13,141
  2001                     13.95      (0.09)          (4.33)               --        (1.81)         7.72     (35.61)%     18,186
  2000                     12.96      (0.08)           2.56                --        (1.49)        13.95      20.80%2      0,358
  1999(2)                  10.82      (0.04)           2.77                --        (0.59)        12.96      26.31%       7,706
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                    $ 7.42       0.04           (1.64)            (0.04)          --        $ 5.78     (21.66)%   $ 13,865
  2001                     10.77       0.05           (2.82)            (0.05)       (0.53)         7.42     (26.99)%     20,401
  2000(3)                  10.00       0.07            0.76             (0.06)          --         10.77       8.36%      34,420
  Investment Shares - Class A
  2002                    $ 7.41       0.02           (1.64)            (0.02)          --        $ 5.77     (21.87)%   $    309
  2001                     10.76       0.04           (2.83)            (0.03)       (0.53)         7.41     (27.19)%        408
  2000(4)                   9.78       0.04            1.00             (0.06)          --         10.76      10.60%         286
  Investment Shares - Class B
  2002                    $ 7.38      (0.03)          (1.62)               --           --        $ 5.73     (22.36)%   $    706
  2001                     10.75      (0.02)          (2.82)               --        (0.53)         7.38     (27.66)%        836
  2000(5)                   9.82       0.01            0.94             (0.02)          --         10.75       9.71%         427


 +  Returns are for the period indicated and have not been annualized.
(1) Commenced operations on November 24, 1997. All ratios for the period have been annualized.
(2) Commenced operations on November 16, 1998. All ratios for the period have been annualized.
(3) Commenced operations on March 3, 2000. All ratios for the period have been annualized.


The accompanying notes are an integral part of the financial statements.

58 OCTOBER 31, 2002


--------------------------------------------------------------------------------------------------------------------------------
                             RATIO OF      RATIO OF NET       RATIO OF EXPENSES      RATIO OF NET INVESTMENT
                             EXPENSES       INVESTMENT      TO AVERAGE NET ASSETS  INCOME (LOSS) TO AVERAGE NET
                            TO AVERAGE   INCOME (LOSS) TO    (EXCLUDING WAIVERS     ASSETS (EXCLUDING WAIVERS        PORTFOLIO
                            NET ASSETS  AVERAGE NET ASSETS   AND REIMBURSEMENTS)       AND REIMBURSEMENTS)         TURNOVER RATE
--------------------------------------------------------------------------------------------------------------------------------
EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                         1.16%           0.16%                 1.16%                 0.16%                      47.88%
  2001                         1.10%          (0.09)%                1.10%                (0.09)%                     79.08%
  2000                         1.05%          (0.22)%                1.05%                (0.22)%                     64.54%
  1999                         1.05%           0.04%                 1.05%                 0.04%                      90.76%
  1998                         1.08%           0.38%                 1.11%                 0.35%                      54.19%
  Investment Shares - Class A
  2002                         1.41%          (0.09)%                1.41%                (0.09)%                     47.88%
  2001                         1.35%          (0.32)%                1.35%                (0.32)%                     79.08%
  2000                         1.30%          (0.49)%                1.30%                (0.49)%                     64.54%
  1999                         1.30%          (0.21)%                1.30%                (0.21)%                     90.76%
  1998(1)                      1.29%          (0.14)%                1.37%                (0.22)%                     54.19%
  Investment Shares - Class B
  2002                         2.16%          (0.84)%                2.16%                (0.84)%                     47.88%
  2001                         2.10%          (1.08)%                2.10%                (1.08)%                     79.08%
  2000                         2.05%          (1.24)%                2.05%                (1.24)%                     64.54%
  1999(2)                      2.05%          (0.95)%                2.05%                (0.95)%                     90.76%
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                         1.25%           0.56%                 1.72%                 0.09%                      93.43%
  2001                         1.25%           0.60%                 1.42%                 0.43%                      88.73%
  2000(3)                      1.25%           1.00%                 1.25%                 1.00%                      73.31%
  Investment Shares - Class A
  2002                         1.50%           0.32%                 1.97%                (0.15)%                     93.43%
  2001                         1.50%           0.32%                 1.67%                 0.15%                      88.73%
  2000(4)                      1.50%           0.84%                 1.50%                 0.84%                      73.31%
  Investment Shares - Class B
  2002                         2.25%          (0.43)%                2.72%                (0.90)%                     93.43%
  2001                         2.25%          (0.45)%                2.42%                (0.62)%                     88.73%
  2000(5)                      2.25%          (0.15)%                2.25%                (0.15)%                     73.31%


 (4) Commenced operations on March 10, 2000. All ratios for the period have been annualized.
 (5) Commenced operations on March 15, 2000. All ratios for the period have been annualized.
 Amounts designated as "--" are either $0 or have been rounded to $0.

                                                             OCTOBER 31, 2002 59

FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout each Period

-----------------------------------------------------------------------------------------------------------------------------------
                            NET                     REALIZED AND     DISTRIBUTIONS                 NET ASSET
                       ASSET VALUE,      NET        UNREALIZED         FROM NET    DISTRIBUTIONS     VALUE,             NET ASSETS
                         BEGINNING   INVESTMENT  GAINS OR (LOSSES)    INVESTMENT        FROM        END OF     TOTAL     END OF
                         OF PERIOD     INCOME     ON INVESTMENTS        INCOME     CAPITAL GAINS    PERIOD    RETURN+  PERIOD (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                    $10.60       0.53            0.17             (0.53)          --        $10.77       6.88%    $110,312
  2001                      9.72       0.53            0.88             (0.53)          --         10.60      15.00%     119,279
  2000                      9.65       0.53            0.07             (0.53)          --          9.72       6.49%     136,354
  1999                     10.15       0.49           (0.50)            (0.49)          --          9.65      (0.06)%     98,889
  1998                      9.85       0.51            0.30             (0.51)          --         10.15       8.43%     104,953
  Investment Shares - Class A
  2002                    $10.59       0.50            0.17             (0.50)          --        $10.76       6.61%    $  5,305
  2001                      9.71       0.50            0.88             (0.50)          --         10.59      14.72%       5,262
  2000                      9.64       0.51            0.07             (0.51)          --          9.71       6.22%       5,222
  1999                     10.15       0.47           (0.51)            (0.47)          --          9.64      (0.41)%      7,279
  1998                      9.85       0.49            0.30             (0.49)          --         10.15       8.25%      10,346
  Investment Shares - Class B
  2002                    $10.61       0.42            0.17             (0.42)          --        $10.78       5.82%    $  1,914
  2001                      9.72       0.43            0.89             (0.43)          --         10.61      13.99%       1,059
  2000                      9.64       0.44            0.08             (0.44)          --          9.72       5.54%         204
  1999(1)                  10.06       0.38           (0.17)            (0.63)          --          9.64       2.10%         214

----------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002(5)                 $10.89       0.43            0.15             (0.43)       (0.04)       $11.00       5.50%    $ 75,064
  2001                     10.37       0.44            0.52             (0.44)          --         10.89       9.53%      86,461
  2000(2)                  10.00       0.31            0.37             (0.31)          --         10.37       6.84%      84,729
  Investment Shares - Class A
  2002(5)                 $10.88       0.40            0.15             (0.40)       (0.04)       $10.99       5.24%    $    827
  2001                     10.36       0.42            0.52             (0.42)          --         10.88       9.26%         872
  2000(3)                  10.05       0.28            0.31             (0.28)          --         10.36       5.95%         523
  Investment Shares - Class B
  2002(5)                 $10.89       0.32            0.14             (0.32)       (0.04)       $10.99       4.36%    $    224
  2001                     10.37       0.34            0.52             (0.34)          --         10.89       8.45%         182
  2000(4)                  10.18       0.13            0.19             (0.13)          --         10.37       3.16%           3


 + Returns are for the period indicated and have not been annualized.
(1) Commenced operations on November 16, 1998. All ratios for the period have been annualized.
(2) Commenced operations on March 3, 2000. All ratios for the period have been annualized.
(3) Commenced operations on March 10, 2000. All ratios for the period have been annualized.


The accompanying notes are an integral part of the financial statements.

60 OCTOBER 31, 2002

---------------------------------------------------------------------------------------------------------------------------
                        RATIO OF      RATIO OF NET       RATIO OF EXPENSES    RATIO OF NET INVESTMENT
                        EXPENSES       INVESTMENT      TO AVERAGE NET ASSETS   INCOME TO AVERAGE NET
                       TO AVERAGE      INCOME TO        (EXCLUDING WAIVERS    ASSETS (EXCLUDING WAIVERS         PORTFOLIO
                       NET ASSETS  AVERAGE NET ASSETS   AND REIMBURSEMENTS)      AND REIMBURSEMENTS)          TURNOVER RATE
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                     0.80%           5.06%                 0.90%                 4.96%                      13.80%
  2001                     0.77%           5.35%                 0.86%                 5.26%                      29.53%
  2000                     0.75%           5.61%                 0.89%                 5.47%                      77.09%
  1999                     0.90%           5.00%                 1.15%                 4.75%                      39.57%
  1998                     0.94%           5.11%                 1.13%                 4.92%                      32.93%
  Investment Shares - Class A
  2002                     1.05%           4.81%                 1.15%                 4.71%                      13.80%
  2001                     1.02%           5.09%                 1.11%                 5.00%                      29.53%
  2000                     1.00%           5.32%                 1.14%                 5.18%                      77.09%
  1999                     1.15%           4.75%                 1.40%                 4.50%                      39.57%
  1998                     1.10%           4.95%                 1.25%                 4.80%                      32.93%
  Investment Shares - Class B
  2002                     1.80%           4.03%                 1.90%                 3.93%                      13.80%
  2001                     1.77%           4.30%                 1.86%                 4.22%                      29.53%
  2000                     1.75%           4.58%                 1.89%                 4.44%                      77.09%
  1999(1)                  1.90%           4.07%                 2.15%                 3.82%                      39.57%

------------------------------------------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002(5)                  0.80%           3.96%                 0.88%                 3.88%                      23.39%
  2001                     0.77%           4.22%                 0.83%                 4.16%                      29.84%
  2000(2)                  0.65%           4.58%                 0.75%                 4.48%                      42.74%
  Investment Shares - Class A
  2002(5)                  1.05%           3.71%                 1.13%                 3.63%                      23.39%
  2001                     1.02%           3.96%                 1.08%                 3.90%                      29.84%
  2000(3)                  0.90%           4.36%                 1.00%                 4.26%                      42.74%
  Investment Shares - Class B
  2002(5)                  1.80%           2.96%                 1.88%                 2.88%                      23.39%
  2001                     1.77%           3.18%                 1.83%                 3.12%                      29.84%
  2000(4)                  1.65%           3.56%                 1.75%                 3.46%                      42.74%



(4) Commenced operations on June 23, 2000. All ratios for the period have been annualized.
(5) See Note 2 in Notes to Financial Statements "Implementation of New Accounting Standards."

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                             OCTOBER 31, 2002 61

FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout each Period

-----------------------------------------------------------------------------------------------------------------------------------
                            NET                    REALIZED AND     DISTRIBUTIONS                 NET ASSET
                       ASSET VALUE,      NET        UNREALIZED         FROM NET    DISTRIBUTIONS     VALUE,             NET ASSETS
                         BEGINNING   INVESTMENT  GAINS OR (LOSSES)    INVESTMENT        FROM        END OF     TOTAL     END OF
                         OF PERIOD     INCOME     ON INVESTMENTS        INCOME     CAPITAL GAINS    PERIOD    RETURN+  PERIOD (000)
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                     $1.00        0.01             --             (0.01)           --         $1.00      1.56%     $238,337
  2001                      1.00        0.04             --             (0.04)           --          1.00      4.61%      147,806
  2000                      1.00        0.06             --             (0.06)           --          1.00      5.96%      130,891
  1999                      1.00        0.05             --             (0.05)           --          1.00      4.83%      130,798
  1998                      1.00        0.05             --             (0.05)           --          1.00      5.33%      102,699
  Investment Service Shares
  2002                     $1.00        0.01             --             (0.01)           --         $1.00      1.31%     $356,976
  2001                      1.00        0.04             --             (0.04)           --          1.00      4.35%      377,922
  2000                      1.00        0.06             --             (0.06)           --          1.00      5.69%      324,583
  1999                      1.00        0.05             --             (0.05)           --          1.00      4.56%      186,431
  1998                      1.00        0.05             --             (0.05)           --          1.00      5.07%      142,910
  Sweep Class Shares
  2002                     $1.00        0.02             --             (0.02)           --         $1.00      1.18%     $ 50,456
  2001                      1.00        0.04             --             (0.04)           --          1.00      4.22%       52,530
  2000(1)                   1.00        0.01             --             (0.01)           --          1.00      1.53%       31,979

----------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                     $1.00        0.01             --             (0.01)           --         $1.00      1.28%     $ 97,792
  2001                      1.00        0.03             --             (0.03)           --          1.00      2.97%       35,939
  2000                      1.00        0.04             --             (0.04)           --          1.00      3.80%        5,622
  1999(2)                   1.00        0.02             --             (0.02)           --          1.00      1.69%       28,874
  Investment Service Shares
  2002                     $1.00        0.01             --             (0.01)           --         $1.00      1.02%     $ 76,854
  2001                      1.00        0.03             --             (0.03)           --          1.00      2.71%      113,519
  2000                      1.00        0.03             --             (0.03)           --          1.00      3.54%       72,535
  1999                      1.00        0.03             --             (0.03)           --          1.00      2.77%       59,889
  1998(3)                   1.00        0.01             --             (0.01)           --          1.00      1.33%       64,542
  Sweep Class Shares
  2002                     $1.00        0.01             --             (0.01)           --         $1.00      0.90%     $  8,428
  2001                      1.00        0.03             --             (0.03)           --          1.00      2.59%        4,069
  2000(1)                   1.00        0.01             --             (0.01)           --          1.00      1.00%        2,058

 +  Returns are for the period indicated and have not been annualized.
(1) Commenced operations on August 1, 2000. All ratios for the period have been annualized.
(2) Commenced operations on April 14, 1999. All ratios for the period have been annualized.
(3) Commenced operations on May 20, 1998. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62 OCTOBER 31, 2002

                             RATIO OF      RATIO OF NET       RATIO OF EXPENSES    RATIO OF NET INVESTMENT
                             EXPENSES       INVESTMENT      TO AVERAGE NET ASSETS   INCOME TO AVERAGE NET
                            TO AVERAGE      INCOME TO        (EXCLUDING WAIVERS    ASSETS (EXCLUDING WAIVERS
                            NET ASSETS  AVERAGE NET ASSETS   AND REIMBURSEMENTS)      AND REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                          0.45%         1.54%                0.68%                     1.31%
  2001                          0.45%         4.59%                0.72%                     4.32%
  2000                          0.43%         5.79%                0.69%                     5.53%
  1999                          0.43%         4.73%                0.77%                     4.39%
  1998                          0.43%         5.18%                0.66%                     4.95%
  Investment Service Shares
  2002                          0.70%         1.30%                0.93%                     1.07%
  2001                          0.70%         4.17%                0.97%                     3.90%
  2000                          0.68%         5.62%                0.94%                     5.36%
  1999                          0.68%         4.47%                1.02%                     4.13%
  1998                          0.68%         4.95%                0.91%                     4.73%
  Sweep Class Shares
  2002                          0.82%         1.18%                1.05%                     0.95%
  2001                          0.82%         3.96%                1.09%                     3.69%
  2000(1)                       0.80%         5.95%                1.06%                     5.69%
------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2002                          0.43%         1.25%                0.68%                     1.00%
  2001                          0.43%         2.55%                0.76%                     2.22%
  2000                          0.43%         3.61%                0.69%                     3.35%
  1999(2)                       0.43%         3.06%                0.89%                     2.60%
  Investment Service Shares
  2002                          0.68%         1.03%                0.93%                     0.78%
  2001                          0.68%         2.62%                1.01%                     2.29%
  2000                          0.68%         3.48%                0.94%                     3.22%
  1999                          0.68%         2.73%                0.95%                     2.46%
  1998(3)                       0.68%         2.95%                0.78%                     2.85%
  Sweep Class Shares
  2002                          0.80%         0.91%                1.05%                     0.66%
  2001                          0.80%         2.31%                1.13%                     1.98%
  2000(1)                       0.80%         3.81%                1.06%                     3.55%

                                                             OCTOBER 31, 2002 63

NOTES TO FINANCIAL STATEMENTS


(1) ORGANIZATION

The Expedition Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company offering the following Funds as of October 31, 2002: the Expedition Equity Fund (the "Equity Fund"), the Expedition Equity Income Fund (the "Equity Income Fund"), the Expedition Investment Grade Bond Fund (the "Investment Grade Bond Fund") (formerly the Expedition Bond Fund), the Expedition Tax-Free Investment Grade Bond Fund (the "Tax-Free Investment Grade Bond Fund"), the Expedition Money Market Fund (the "Money Market Fund"), and the Expedition Tax-Free Money Market Fund (the "Tax-Free Money Market Fund") (collectively, the "Funds"). The Funds are registered to offer three classes of shares. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds offer Institutional Shares, Investment Shares - Class A and Investment Shares - Class B, and the Money Market and Tax-Free Money Market Funds offer Institutional Shares, Investment Service Shares and Sweep Class Shares. The assets of each Fund are segregated and a shareholder's interest is limited to the funds in which shares are held. The investment objectives, policies, and strategies of the Expedition Funds are described in their prospectuses.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION -- Investment securities held by the Money Market Fund and the Tax-Free Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in securities held in the Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds are valued as follows: equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the mean of the most recently quoted bid and asked price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Board of Trustees (the "Trustees").

REPURCHASE AGREEMENTS -- It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.


64 OCTOBER 31, 2002

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Compass Asset Management, a division of Compass Bank, the Funds' investment advisor (the "Advisor"), to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts, and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Investment Grade Bond Fund, the Tax-Free Investment Grade Bond Fund, the Money Market Fund and the Tax-Free Money Market Fund are declared daily and paid monthly. The Equity Fund and the Equity Income Fund declare and pay dividends from net investment income quarterly. Any net realized capital gains will be distributed at least annually for all Funds.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased upon settlement. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and income reported in the financial statements. Actual results could differ from those estimated.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on November 1, 2001.

Prior to November 1, 2001, the Tax-Free Investment Grade Bond Fund did not amortize market discounts on fixed income securities. In accordance with the implementation of the new accounting standards, the Tax-Free Investment Grade Bond Fund was required to record a cumulative effect adjustment of $32,589 to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustment was a reclassification between net investment income and net unrealized appreciation of


                                                             OCTOBER 31, 2002 65

NOTES TO FINANCIAL STATEMENTS



securities and therefore did not impact total net assets or the net asset value per share of the Tax-Free Investment Grade Bond Fund. The effect of this change for the year ended October 31, 2002 was to increase net investment income by $10,072. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

The effect of this change on the financial highlights for the Tax-Free Investment Grade Bond Fund, as presented on page 61, for the year ended October 31, 2002 was:

                                                            REALIZED           RATIO OF NET INVESTMENT
                                          NET                  AND                INCOME TO AVERAGE
                                      INVESTMENT           UNREALIZED                NET ASSETS
                                        INCOME           GAINS (LOSSES)        BEFORE           AFTER
                                       PER SHARE            PER SHARE         ADOPTION         ADOPTION
                                      ----------         --------------       --------         --------
Tax-Free Investment Grade Fund
  Institutional Shares                      --                 --                3.97%          3.96%
  Investment Shares -- Class A              --                 --                3.72%          3.71%
  Investment Shares -- Class B              --                 --                2.97%          2.96%

Prior to November 1, 2001, the Investment Grade Bond Fund recorded paydown gains and losses on mortgage- and asset-backed securities as realized gains and losses, not as adjustments to interest income. The implementation of the accounting change had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $25,664 decrease in interest income and a corresponding $25,664 increase in realized gains. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

The effect of this change on the financial highlights for the Investment Grade Bond Fund, as presented on page 61, for the year ended October 31, 2002 was:

                                                           REALIZED            RATIO OF NET INVESTMENT
                                         NET                  AND                 INCOME TO AVERAGE
                                      INVESTMENT           UNREALIZED                 NET ASSETS
                                       INCOME            GAINS (LOSSES)        BEFORE           AFTER
                                      PER SHARE            PER SHARE          ADOPTION        ADOPTION
                                      ----------         --------------       --------        --------
Investment Grade Bond Fund
  Institutional Shares                    --                 --                5.08%          5.06%
  Investment Shares -- Class A            --                 --                4.83%          4.81%
  Investment Shares -- Class B            --                 --                4.05%          4.03%


(3) INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE AGREEMENTS

INVESTMENT ADVISORY FEE -- Compass Asset Management, a division of Compass Bank, the Advisor, receives for its services annual advisory fees equal to 0.75% of each of the Equity and Equity Income Funds', 0.50% of each of the Investment Grade Bond and Tax-Free


66 OCTOBER 31, 2002

Investment Grade Bond Funds' and 0.40% of each of the Money Market and the Tax-Free Money Market Funds' average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate these voluntary waivers at any time at its sole discretion.

INVESTMENT SUB-ADVISOR -- Weiss, Peck & Greer, L.L.C. ("WPG") serves as the Tax-Free Money Market Fund's investment sub-advisor under a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

WPG is entitled to a fee which is paid by the Advisor and which is calculated daily and paid monthly, at an annual rate of: 0.075% of the Fund's average daily net assets up to $150 million; 0.05% of the next $350 million of the Fund's average daily net assets, 0.04% of the next $500 million in average daily net assets; and 0.03% of the Fund's average daily net assets over $1 billion.

ADMINISTRATIVE FEE -- The Trust and SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services) (the "Administrator"), a Delaware business trust, are parties to an administration agreement (the "Agreement") dated June 9, 1997, under which the Administrator provides the Trust with certain legal, accounting, and shareholder services for an annual fee of 0.20% of the Funds' average daily net assets. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund.

DISTRIBUTION FEES -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated June 9, 1997. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds have adopted Distribution Plans for Investment Shares - Class A and Investment Shares - Class B. Under the terms of each Plan the Funds pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of Class B Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities.

The Money Market and Tax-Free Money Market Funds have adopted and entered into a Shareholder Service Plan and Agreement with the Distributor. Each Fund pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investment Service Shares and Sweep Class Shares, which may be used by the Distributor to provide compensation to service providers that have agreed to provide certain shareholders support services for their customers who own such Shares of the Funds.

ADMINISTRATIVE SERVICING FEES -- To the extent that investors buy Sweep Class Shares through Compass Bank or any of its affiliates providing sub-accounting, sub-transfer agency services or other administrative services, including Compass Brokerage, Inc., those entities may receive administrative servicing fees, payable from the Funds' assets, of up to 0.12% of each Fund's average daily net assets attributable to Sweep Class Shares.

CUSTODIAN FEES -- Compass Bank serves as the Funds' custodian. Their fee is based on a rate of 0.02% of each Fund's average daily net assets for the period, plus out-of-pocket expenses.


                                                             OCTOBER 31, 2002 67

NOTES TO FINANCIAL STATEMENTS


(4) CAPITAL SHARE TRANSACTIONS (000)

For the years ended October 31,


                                            EXPEDITION            EXPEDITION                EXPEDITION
                                              EQUITY             EQUITY INCOME           INVESTMENT GRADE
                                               FUND                  FUND                    BOND FUND
                                       -------------------    ------------------       -------------------
                                          Year      Year        Year      Year           Year       Year
                                          Ended     Ended       Ended     Ended          Ended      Ended
                                        10/31/02  10/31/01    10/31/02  10/31/01       10/31/02   10/31/01
                                       ---------  --------    --------  --------       --------   --------
Institutional Shares:
  Shares issued                          3,607      6,694         117      232           2,412     1,154
  Shares issued in lieu of cash
    distributions                           --      4,736          --       82             326       470
  Shares redeemed                      (11,598)    (4,889)       (471)    (760)         (3,752)   (4,397)
                                       -------     ------        ----     ----          ------    ------
  Increase (decrease) from
     Institutional Shares transactions  (7,991)     6,541        (354)    (446)         (1,014)   (2,773)
                                       -------     ------        ----     ----          ------    ------
Investment Shares - Class A and
  Investment Service Shares,
    respectively:
  Shares issued                            277        857          27       59              44        44
  Shares issued in lieu of cash
    distributions                           --        127          --        2              18        19
  Shares redeemed                         (529)      (275)        (29)     (33)            (66)     (104)
                                       -------     ------        ----     ----          ------    ------
  Increase from Investment Shares -
    Class A
    and Investment Service Shares
    transactions, respectively            (252)       709          (2)      28              (4)      (41)
                                       -------     ------        ----     ----          ------    ------
Investment Shares - Class B and
  Sweep Class Shares, respectively:
  Shares issued                            411      1,101          56       96             117        84
  Shares issued in lieu of cash
    distributions                           --        251          --        4               5         2
  Shares redeemed                         (529)      (455)        (46)     (27)            (44)       (7)
                                       -------     ------        ----     ----          ------    ------
  Increase (decrease) from Investment
    Shares - Class B and Sweep Class
    Shares transactions, respectively     (118)       897          10       73              78        79
                                       -------     ------        ----     ----          ------    ------
  TOTAL INCREASE (DECREASE)
    FROM SHARE TRANSACTIONS             (8,361)     8,147        (346)    (345)           (940)   (2,735)
                                       =======     ======        ====     ====          ======    ======

Amounts designated as "--" are either $0 or have been rounded to $0.


68 OCTOBER 31, 2002

                                         EXPEDITION TAX-FREE      EXPEDITION           EXPEDITION
                                          INVESTMENT GRADE       MONEY MARKET        TAX-FREE MONEY
                                              BOND FUND              FUND              MARKET FUND
                                        -------------------  -------------------   -------------------
                                          Year       Year      Year       Year       Year      Year
                                          Ended      Ended     Ended      Ended      Ended     Ended
                                        10/31/02   10/31/01  10/31/02   10/31/01   10/31/02  10/31/01
                                        --------   --------  --------   --------   --------  --------
Institutional Shares:
  Shares issued                             576      1,566     781,592   786,630    203,523    254,669
  Shares issued in lieu of cash
    distributions                            31         --         149       322         --         --
  Shares redeemed                        (1,722)    (1,798)   (691,209) (770,051)  (141,669)  (224,351)
                                         ------     ------    --------  --------   --------   --------
  Increase (decrease) from
     Institutional Shares transactions   (1,115)      (232)     90,532    16,901     61,854     30,318
                                         ------     ------    --------  --------   --------   --------
Investment Shares - Class A and
  Investment Service Shares,
    respectively:
  Shares issued                              --         31     721,789   807,965    166,273    225,545
  Shares issued in lieu of cash
    distributions                             3          3         398     1,376         12         32
  Shares redeemed                            (8)        (4)   (743,113) (756,029)  (202,949)  (184,601)
                                         ------     ------    --------  --------   --------   --------
  Increase from Investment Shares
    - Class A
    and Investment Service Shares
    transactions, respectively               (5)        30     (20,926)   53,312    (36,664)    40,976
                                         ------     ------    --------  --------   --------   --------
Investment Shares - Class B and
  Sweep Class Shares, respectively:
  Shares issued                               6         16     154,371   137,030     17,731     29,676
  Shares issued in lieu of cash
    distributions                            --          1         575     1,769         33        143
  Shares redeemed                            (3)        --    (157,019) (118,253)   (13,404)   (27,808)
                                         ------     ------    --------  --------   --------   --------
  Increase (decrease) from Investment
    Shares - Class B and Sweep Class
    Shares transactions, respectively         3         17      (2,073)   20,546      4,360      2,011
                                         ------     ------    --------  --------   --------   --------
  TOTAL INCREASE (DECREASE)
    FROM SHARE TRANSACTIONS              (1,117)      (185)     67,533    90,759     29,550     73,305
                                         ======     ======    ========  ========   ========   ========


                                                             OCTOBER 31, 2002 69

NOTES TO FINANCIAL STATEMENTS


(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002, were as follows (000):

                                                                     TAX-FREE
                                       EQUITY         INVESTMENT    INVESTMENT
                      EQUITY           INCOME         GRADE BOND    GRADE BOND
                       FUND             FUND             FUND         FUND
                     --------         --------        ----------    ----------
Purchases
   Government ...... $     --          $    --         $ 9,321      $    --
   Other ...........  124,457           17,474           6,951       17,549
Sales
   Government ......       --               --          21,851           --
   Other ...........  193,473           20,791           6,361       32,530

(6) FEDERAL TAX INFORMATION

It is each Fund's policy to continue to comply with the provisions of the Internal Revenue Code of 1986 (Subchapter M), as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, at October 31, 2002, the following reclassifications were made to the Funds (000):

                                   UNDISTRIBUTED          ACCUMULATED
                                  NET INVESTMENT           REALIZED
                                   INCOME/(LOSS)          GAIN/(LOSS)
                                  --------------         ------------
Investment Grade
   Bond Fund ....................       $26                $(26)
Tax-Free Investment Grade
   Bond Fund ....................        (8)                  8
Money Market Fund ...............        47                 (47)

These reclassifications had no effect on net assets or net asset value per share.




70 OCTOBER 31, 2002

The tax character of dividends and distributions paid during the last two years were as follows (000):

                             TAX-FREE        ORDINARY        LONG-TERM      RETURN OF
                              INCOME          INCOME        CAPITAL GAIN     CAPITAL      TOTAL
                             --------        --------       ------------    ---------     -----
Equity Fund
2002 ......................   $   --          $   --         $    --           $ --      $    --
2001 ......................       --           7,148          50,928              3       58,079
Equity Income Fund
2002 ......................       --             101              --             --          101
2001 ......................       --             147           1,697             --        1,844
Investment Grade
   Bond Fund
2002 ......................       --           6,147              --             --        6,147
2001 ......................       --           7,224              --             --        7,224
Tax-Free Investment
   Grade Bond Fund
2002 ......................    2,182              --           1,227             --        3,409
2001 ......................    3,234               7             332             --        3,573
Money Market Fund
2002 ......................       --           7,836              --             --        7,836
2001 ......................       --          23,782              --             --       23,782
Tax-Free Money
   Market Fund
2002 ......................    1,748              --              --             --        1,748
2001 ......................    3,564              --              --             --        3,564

As of October 31, 2002, the components of Distributable Earnings/(Accumulated Losses) were as follows (000):

                                                                                                                          TOTAL
                                                    UNDISTRIBUTED                                                     DISTRIBUTABLE
                UNDISTRIBUTED    UNDISTRIBUTED        LONG-TERM      CAPITAL          UNREALIZED         OTHER          EARNINGS
                  TAX-FREE         ORDINARY           CAPITAL          LOSS          APPRECIATION       TEMPORARY     (ACCUMULATED
                   INCOME           INCOME              GAIN       CARRYFORWARDS    (DEPRECIATION)     DIFFERENCES       LOSSES)
                -------------    -------------      -------------  -------------    --------------     -----------    -------------
Equity Fund ....    $ --            $220              $   --        $(70,378)        $(41,632)          $  --          $(111,790)
Equity Income
   Fund ........      --              21                  --          (6,317)          (3,198)             --             (9,494)
Investment
   Grade Bond
   Fund ........      --             474                  --          (2,107)          10,699            (474)             8,592
Tax-Free
   Investment
   Grade Bond
   Fund ........     241              57               1,227              --            4,513            (242)             5,796
Money Market
   Fund ........      --             700                  --             (21)              --            (653)                26
Tax-Free Money
   Market Fund .     188              --                  --             (10)              --            (189)               (11)


                                                             OCTOBER 31, 2002 71

NOTES TO FINANCIAL STATEMENTS


For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows (000):

                                                                                              TOTAL CAPITAL
                           EXPIRES       EXPIRES            EXPIRES          EXPIRES       LOSS CARRYFORWARD
                            2010           2009               2008             2007             10/31/02
                           -------       -------           ---------        ---------      -----------------
Equity Fund .............. $33,297       $37,081              $ --             $--               $70,378
Equity Income Fund .......   5,967           350                --              --                 6,317
Investment Grade
   Bond Fund .............      --            --             2,107              --                 2,107
Money Market Fund ........      21            --                --              --                    21
Tax-Free Money
   Market Fund ...........       2            --                 1               7                    10


For Federal income tax purposes, the cost of securities owned at October 31, 2002, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2002 were as follows (000):

                                                                                       NET
                                                                                   UNREALIZED
                           FEDERAL          APPRECIATED        DEPRECIATED        APPRECIATION
                           TAX COST          SECURITIES         SECURITIES        (DEPRECIATION)
                           --------         -----------        -----------        -------------
Equity Fund .............  $237,776          $ 8,754            $(50,386)            $(41,632)
Equity Income
   Fund .................    17,895              421              (3,619)              (3,198)
Investment Grade
   Bond Fund ............   105,636           11,031                (332)              10,699
Tax-Free Investment
   Grade Bond Fund ......    71,443            4,550                 (37)               4,513



72 OCTOBER 31, 2002

(7) ORGANIZATION COSTS AND TRANSACTIONS
    WITH AFFILIATES

Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with the reorganization. In the event that any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Funds also used the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Such commissions for the year ended October 31, 2002 are as follows:

Equity Fund .................................. $ 2,007
Equity Income Fund ...........................     393
Investment Grade Bond Fund ...................   1,314
Money Market Fund ............................  19,595
                                               -------
                                               $23,309
                                               =======

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Expedition Money Market Funds, provided that investments in the Money Market Funds do not exceed 25% of the investing Fund's total assets.

                                                             OCTOBER 31, 2002 73

TRUSTEES OF THE EXPEDITION FUNDS (UNAUDITED)


Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Trustees who are deemed not to be "interested persons" of the


                                                                   TERM OF
                                    POSITION(S)                   OFFICE AND
    NAME, ADDRESS,                   HELD WITH                     LENGTH OF
         AGE 1                       THE TRUST                    TIME SERVED 2
-----------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

JOHN T. COONEY                        Trustee                    (Since 1993)
75 yrs. old

-----------------------------------------------------------------------------------

ROBERT A. PATTERSON                   Trustee                    (Since 1993)
75 yrs. old





-----------------------------------------------------------------------------------

EUGENE B. PETERS                      Trustee                    (Since 1993)
73 yrs. old






-----------------------------------------------------------------------------------
JAMES M. STOREY                       Trustee                    (Since 1994)
71 yrs. old







-----------------------------------------------------------------------------------

1 Unless  otherwise  noted,  the  business  address  of  each  Trustee  is  SEI
  Investments  Company, 1 Freedom Valley Drive, Oaks,  Pennsylvania  19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 Directorships  of companies  required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

74 OCTOBER 31, 2002

Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

                                              NUMBER OF
                                             PORTFOLIOS
                                       IN THE EXPEDITION TRUST
                                             OVERSEEN BY
    PRINCIPAL OCCUPATION(S)                     BOARD             OTHER DIRECTORSHIPS
      DURING PAST 5 YEARS                      MEMBER            HELD BY BOARD MEMBER 3
--------------------------------------------------------------------------------------------------




Vice Chairman of Ameritrust Texas N.A.,          6               Trustee of the Advisors' Inner Circle
1989-1992, and MTrust Corp., 1985-1989.                          Fund, The MDL Funds, and The
                                                                 Arbor Funds.
-------------------------------------------------------------------------------------------------------

Pennsylvania State University, Senior Vice       6               Member and Treasurer, Board of
President, Treasurer (Emeritus); Financial                       Trustees of Grove City College. Trustee
and Investment Consultant, Professor of                          of The Advisors' Inner Circle Fund,
Transportation since 1984; Vice President-                       The MDL Funds, and The Arbor
Investments, Treasurer, Senior Vice President                    Funds.
(Emeritus), 1982-1984. Director,
Pennsylvania Research Corp.
-------------------------------------------------------------------------------------------------------

Private investor from 1987 to present. Vice      6               Trustee of the Advisors' Inner Circle
President and Chief Financial officer, Western                   Fund, The MDL Funds, and The
Company of North America (petroleum ser-                         Arbor Funds.
vice company), 1980-1986. President of Gene
Peters and Associates (import company),
1978-1980. President and Chief Executive
Officer of Jos. Schlitz Brewing Company
before 1978.
-------------------------------------------------------------------------------------------------------
Partner, Dechert Price & Rhoads, September       6               Trustee of the Advisors' Inner Circle
1987-December 1993.                                              Fund, The MDL Funds, The Arbor Funds,
                                                                 SEI Asset Allocation Trust, SEI Daily
                                                                 Income Trust, SEI Index Funds, SEI
                                                                 Institutional International Trust, SEI
                                                                 Institutional Investments Trust, SEI
                                                                 Institutional Managed Trust, SEI
                                                                 Insurance Products Trust, SEI Liquid
                                                                 Asset Trust and SEI Tax Exempt Trust.
-------------------------------------------------------------------------------------------------------


                                                             OCTOBER 31, 2002 75

TRUSTEES OF THE EXPEDITION FUNDS (UNAUDITED)
(CONCLUDED)


                                                                   TERM OF
                                    POSITION(S)                   OFFICE AND
    NAME, ADDRESS,                   HELD WITH                     LENGTH OF
         AGE 1                       THE TRUST                   TIME SERVED 2
-----------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
------------------------

GEORGE J. SULLIVAN, JR.               Trustee                    (Since 1999)
60 yrs. old










-----------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------

ROBERT A. NESHER                      Chairman                   (Since 1991)
56 yrs. old                           of the Board
                                      of Trustees







-----------------------------------------------------------------------------------
WILLIAM M. DORAN                      Trustee                    (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
62 yrs. old






-----------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.



76 OCTOBER 31, 2002

                                              NUMBER OF
                                             PORTFOLIOS
                                       IN THE EXPEDITION TRUST
                                             OVERSEEN BY
    PRINCIPAL OCCUPATION(S)                     BOARD             OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS                      MEMBER 3           HELD BY BOARD MEMBER 3
-------------------------------------------------------------------------------------------------




Chief Executive Officer, Newfound                6                 Trustee, Navigator Securities Lending
Consultants Inc. since April 1997. General                         Trust, since 1995. Trustee of The
Partner, Teton Partners, L.P., June 1991-                          Fulcrum Trust. Trustee of The
December 1996; Chief Financial Officer,                            Advisors' Inner Circle Fund, The MDL
Nobel Partners, L.P., March 1991-December                          Funds, The Arbor Funds, SEI
1996; Treasurer and Clerk, Peak Asset                              Asset Allocation Trust, SEI Daily
Management, Inc., since 1991.                                      Income Trust, SEI Index Funds, SEI
                                                                   Institutional International Trust, SEI
                                                                   Institutional Investments  Trust,  SEI
                                                                   Institutional  Managed Trust,  SEI
                                                                   Insurance  Products Trust, SEI Liquid
                                                                   Asset Trust and SEI Tax Exempt Trust.
--------------------------------------------------------------------------------------------------------




Currently performs various services on behalf    6                 Trustee of The Advisors' Inner Circle
of SEI Investments for which Mr. Nesher is                         Fund, Bishop Street Funds, The Arbor
compensated. Executive Vice President of SEI                       Funds, The MDL Funds, SEI Asset
Investments, 1986-1994. Director and                               Allocation Trust, SEI Daily Income
Executive Vice president of the Administrator                      Trust, SEI Index Funds, SEI Institutional
and the Distributor, 1981-1994.                                    International Trust, SEI Institutional
                                                                   Investments Trust, SEI Institutional
                                                                   Managed Trust, SEI Insurance Products
                                                                   Trust, SEI Liquid Asset Trust and SEI
                                                                   Tax Exempt Trust.
--------------------------------------------------------------------------------------------------------
Partner, Morgan, Lewis & Bockius LLP             6                 Trustee of The Advisors' Inner Circle
(law firm), counsel to the Trust, SEI                              Fund, The MDL Funds, The Arbor
Investments, the Administrator and the                             Funds, SEI Asset Allocation Trust, SEI
Distributor. Director of SEI Investments                           Daily Income Trust, SEI Index Funds,
Since 1974; Secretary of                                           SEI Institutional
SEI Investments since 1978.                                        International Trust, SEI Institutional
                                                                   Investments  Trust, SEI  Institutional
                                                                   Managed Trust, SEI Insurance  Products
                                                                   Trust, SEI Liquid Asset Trust and SEI
                                                                   Tax Exempt Trust.
--------------------------------------------------------------------------------------------------------


                                                             OCTOBER 31, 2002 77

NOTICE TO SHAREHOLDERS

For the year ended October 31, 2002 (Unaudited)



For shareholders that do not have a October 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 2002, please consult your tax advisor as to the pertinence of this notice. For this fiscal year ended October 31, 2002, each Fund is designating the following items with regard to distributions paid during the year.

                                 Long Term         Qualified
                                (20%) Rate          5-Year             Ordinary
                               Capital Gain          Gain               Income         Tax Exempt        Total          Qualifying
Portfolio                      Distribution      Distributions       Distributions      Interest     Distributions     Dividends(1)
                               ------------      -------------       -------------     ----------    -------------     ------------
Expedition Equity
   Fund                            0.00%             0.00%                0.00%            0.00%          0.00%            0.00%
Expedition Equity
   Income Fund                     0.00%             0.00%              100.00%            0.00%        100.00%           97.26%
Expedition
   Investment Grade
   Bond Fund                       0.00%             0.00%              100.00%            0.00%        100.00%            0.00%
Expedition Tax-Free
   Investment Grade
   Bond                            6.04%             3.53%                0.42%           90.01%        100.00%            0.00%
Expedition Money
   Market Fund                     0.00%             0.00%              100.00%            0.00%        100.00%            0.00%
Expedition Tax-Free
   Money Market
   Fund                            0.00%             0.00%                0.00%          100.00%        100.00%            0.00%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

78 OCTOBER 31, 2002

NOTES

NOTES

[LOGO OMITTED]
Expedition Funds(R)



INVESTMENT ADVISOR
Compass Asset Management,
a division of Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

DISTRIBUTOR:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TRANSFER AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SERVICING AGENT:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

INDEPENDENT AUDITORS:
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

COUNSEL:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036




EXP-AR-011-0700